                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of November 1, 2007
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans") acquired from other entities (the "Other Sellers"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among the
Purchaser as depositor, Wells Fargo Bank, National Association ("Wells Fargo")
and Midland Loan Services, Inc. as master servicers (each, in such capacity, a
"Master Servicer"), LNR Partners, Inc. as special servicer (the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and
Wells Fargo as certificate administrator (the "Certificate Administrator").
Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing
Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
November 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), Natixis
Securities North America Inc. ("Natixis Securities"), Goldman, Sachs & Co.
("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan Stanley";
Merrill Lynch, Countrywide Securities, Natixis Securities, Goldman Sachs and
Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of November 1, 2007 (the "Certificate
Purchase Agreement"), with Merrill Lynch for itself and as representative of
Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be

amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,190,758,018 (the "Countrywide Mortgage Loan Balance")
(subject to a variance of plus or minus 5.0%) as of the close of business on the
Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,809,835,146 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on November 14, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Purchase Consideration") for the
Mortgage Loans shall be equal to (i) approximately 100.49452% of the Countrywide
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $2,653,881.35, which amount represents the amount of interest accrued on the Countrywide Mortgage
Loan Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially

                                        2

Designated Mortgage Loan Documents and (ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All
Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

               (i) (A) the original executed Mortgage Note for the subject
     Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
     (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
     Pass-Through Certificates, Series 2007-9, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

               (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
     (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
     Pass-Through Certificates, Series 2007-9, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9,
     Commercial Mortgage Pass-Through Certificates,

                                        3

     Series 2007-9 (or, in the case of a Loan Combination, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies or other evidence of filing of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, as
     assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
     National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

               (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

               (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
     Loan;

                                        4

               (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

               (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Co-Lender Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that, in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee

                                        5

briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA
Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
     Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
     (assuming the due authorization, execution and delivery hereof by the
     Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other

                                        6

     instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

               (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

               (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

               (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the

                                        7

     Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

               (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
     Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean
     Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
     Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
     Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the
     staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution,

                                        8

shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the
Closing Date, so long as there remains any Mortgage File relating to a Mortgage
Loan as to which there is any uncured Document Defect or Breach known to the
Seller that existed as of the Closing Date, the Seller shall provide, once every
90 days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document Defect or Breach remains

                                        9

uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section
3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan
(for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect or
Breach as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on
Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing
Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged

                                       10

Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the
Trustee and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the applicable
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer

                                       11

shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate

                                       12

the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C)
constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

                                       13

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 1, 2007, among the
Seller, the Other Sellers, the Purchaser, the Underwriters and the Initial
Purchasers.

          Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing
Rights Purchase Agreement");

                                       14

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus which was distributed to prospective investors in the Certificates by e-mail on November
1, 2007), as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the
Specified Portions of the Prospectus Supplement, as of the date of the
Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the Free Writing Prospectus entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage

                                       15

Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

     The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the
Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the
Prospectus Supplement entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with
Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan
Sellers", "Summary of Prospectus Supplement--The Mortgage Loans and the
Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans",
"Description of the

                                       16

Mortgage Pool", "Transaction Participants--The Sponsors" and "Affiliations and
Certain Relationships and Related Transactions".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated October
25, 2007, and relating to the Publicly Offered Certificates.

          "Memorandum" means the confidential Private Placement Memorandum dated
November 1, 2007, and relating to the Private Certificates;

          "Prospectus" means the prospectus dated May 10, 2007.

          "Prospectus Supplement" means the prospectus supplement dated November
1, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means November 1, 2007, at 11:10 a.m.

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in

                                       17

Section 2 of this Agreement be, and be construed as, a sale of the Mortgage
Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this
Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the
Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the
Trust Fund (in formatting reasonably appropriate for inclusion in such form)
insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the
Seller (that arise from its role as sponsor with respect to the Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to
the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the

                                       18

occurrence of such event if such event is reportable under Item 1.03 to Form
8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust Fund will terminate upon the Trustee filing a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the
reporting requirements with respect to the Trust Fund under the Securities
Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form
8-K, Form 10-D or Form 10-K with respect to the Trust Fund as required under the
1934 Act and any applicable rules promulgated thereunder and as required under
Regulation AB.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO

                                       19

HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                                       20

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        COUNTRYWIDE COMMERCIAL REAL ESTATE
                                        FINANCE, INC.

                                        By: /s/ Marlyn A. Marincas
                                            ------------------------------------
                                            Name: Marlyn A. Marincas
                                            Title: Senior Vice President

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, CA 91302
Attention: Marlyn Marincas

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Co-Lender Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing
Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the
Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in November 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or

                                       I-1

encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage
Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any
Non-Trust Loan that is part of a related Loan Combination to which any such
Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the

                                       I-2

related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any
Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of
Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) October 12, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its
Value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

                                       I-3

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a"marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property and is not secured by a single Mortgage, each related Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured (except with respect to the rights of the holder of any Non-Trust
Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism provided that such insurance is generally available at commercially reasonable rates.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either

                                       I-4

been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject

                                       I-5

violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the lesser of (a) the amount estimated in such Environmental Report as sufficient to pay the costs of such remediation or (b) the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with

                                       I-6

respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or (2) the maximum amount of insurance available under the applicable federal flood insurance program. Each
Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days'
prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.
Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under

                                       I-7

circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

                                       I-8

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                                       I-9

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Accordingly, each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and
either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such
Mortgage Loan at the time the Mortgage Loan was (a) originated or modified
(within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b)
contributed to the Trust Fund, or (2) substantially all of the proceeds of such
Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the
Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

                                      I-10

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the
Value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

                                      I-11

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed
Loan Group, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any

                                      I-12

Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of

                                      I-13

worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor with respect to a Mortgage Loan that is cross-collateralized and cross-defaulted with the subject Mortgage Loan)
and, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a

                                      I-14

valid security interest in all items of personal property owned by the related
Mortgagor which are material to the conduct in the ordinary course of the
Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller)
executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                                      I-15

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                                      I-16

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices with respect to each Mortgage Loan have, in all material respects, met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

          Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Schedule I to the
Mortgage Loan Purchase Agreement for Countrywide.

          Note: The Mortgage Loans known as Carroll Plaza and Westminster
Storage, identified on Annex A-1 by ID #156 and 202 have an Indemnity Deed of
Trust structure. The related borrowers under such Mortgage Loans executed and delivered the related notes to the lender and are obligated to make payments thereunder. The related property owners for such Mortgage Loans have guaranteed all amounts payable by the borrowers under the related notes, which guaranties are secured by indemnity deeds of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrowers refer to the property owners of the related Mortgaged Property as well. Any information provided in any of these exceptions to representations shall be applicable to any other representations as if taken as an exception to any other applicable representation.

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

EXCEPTION TO REPRESENTATION 5:                      ASSIGNMENT OF LEASES AND RENTS.

    70      Lee Road Shopping Center                The borrower owns the fee interest in the entire Mortgaged Property and leases a portion of the property to Woolco, Inc. ("Woolco") (such portion, the "Woolco
                                                    Parcel"). Kimsworth, Inc. ("Kimsworth") subleases the Woolco Parcel from Woolco.
                                                    The borrower collects rent on the Woolco Parcel from Woolco or Kimsworth. The borrower delivered an assignment of leases and rents on this lease. The borrower sub-subleases a portion of the Woolco Parcel from Kimsworth and the borrower leases this space to third party retail tenants. The other portion of the Woolco
                                                    Parcel is leased by Kimsworth to third party tenants and the rents from these tenants are not available to the borrower. The sub-sublease between the borrower and Kimsworth was not collaterally assigned to the lender because the terms of such lease prohibit it.

                                      I-A-1

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

EXCEPTIONS TO REPRESENTATION 6:                     MORTGAGE STATUS; WAIVERS AND MODIFICATIONS.

   28       Bowles Ave Marketplace                  The Mortgage Loan documents have been amended to extend the amount of time that the borrower has to complete certain deferred maintenance required under the
                                                    Mortgage Loan documents. The Mortgage Loan documents have been modified to change the provisions regarding termination of cash management.

   30       Northtown Village Shopping Center       The Mortgage Loan documents were amended to add additional guarantors/indemnitors.

   33       Markets at Epps Ridge                   The Mortgage Loan documents were modified to change the provisions regarding the release of a reserve.

 EXCEPTIONS TO REPRESENTATION 8:                    TITLE INSURANCE.

  222       5925 University                         The title policy for the Mortgage Loan does not contain an access endorsement.
                                                    The title policy, however, does not specifically except as to access. There have been no prior challenges regarding access to the Mortgaged Property.

EXCEPTIONS TO REPRESENTATION 10:                    MORTGAGE PROVISIONS.

            Various                                 All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

EXCEPTION TO REPRESENTATION 12:                     ENVIRONMENTAL CONDITIONS.

   15       West Glen Town Center                   The Environmental Report for the Mortgaged Property is dated earlier than
   28       Bowles Ave Marketplace                  twelve months prior to the date hereof.
  161       Kinko's Plaza
  177       Hampton Inn-Idaho Falls

EXCEPTIONS TO REPRESENTATION 14:                    INSURANCE.

            Various                                 With respect to VARIOUS COUNTRYWIDE MORTGAGE LOANS, (i) for so long as the
                                                    Terrorism Risk Insurance Act of 2002 ("TRIA") is in effect (including any extensions), the lender is required to accept terrorism insurance which covers against

                                      I-A-2

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    "covered acts" as defined by TRIA and (ii) the borrower is required to maintain terrorism insurance (a) to the extent such coverage is available at commercially reasonable rates, and/or (b) only that amount which may be purchased up to a specified premium amount. For a list of the Mortgage Loans that have limitations on the amount of terrorism insurance coverage that is required to be maintained, please see the attached Schedule A.

                                                    In addition, in the event of a casualty where the borrower does not rebuild, the insurance policies generally provide that the proceeds will be reduced for depreciation.

   4        Janss Marketplace                       The borrowers' umbrella insurance carrier is rated BBB by S&P and A-:XIII by
   5        Promenade Gateway                       A.M. Best. When the related policies expire, the borrower is required to obtain
   9        9777 Wilshire Boulevard                 umbrella coverage with a rating of at least A. The borrower is also required to replace the current umbrella insurance carrier if such carrier receives a ratings downgrade.

   11       Bon Carre                               The Mortgage Loan documents provide that the aggregate deductible per loss for all insurance policies is not to exceed $10,000. The lender accepted the borrower's insurance policy, which includes a named storm deductible of 5% with a minimum of $500,000.

   15       West Glen Tower Center                  The Mortgage Loan documents require 18 months of business interruption coverage.
                                                    The lender accepted the borrower's current policy, which provides for 12 months of such coverage.

   24       Oregon City Shopping Center             The borrower's umbrella insurance carrier is rated BBB by S&P and A-:XIII by
                                                    A.M. Best.

   28       Bowles Ave Marketplace                  The Mortgage Loan documents require a six month extended period of indemnity endorsement for business interruption insurance. The lender has accepted the borrower's current policy, which has a 90 day extended period of indemnity endorsement for business interruption insurance.

                                      I-A-3

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

   37       Lakeside Business Center                The Mortgage Loan documents provide that the aggregate deductible per loss for all insurance policies is not to exceed $25,000. The lender accepted the borrower's insurance policy, which has a windstorm insurance deductible of up to
                                                    5% of the insurable value of the improvements.

   66       Reed Elsevier                           The Mortgage Loan documents provide that the aggregate deductible per loss for all insurance policies is not to exceed $10,000. The borrower's property insurance and general liability insurance policies each have a $15,000 deductible.

   74       Bascom Avenue                           The Mortgage Loan documents provide that the borrower's general liability insurance policy shall have no deductible. The lender accepted the borrower's general liability insurance policy, which has a $10,000 deductible.

   79       1419 N. Wells Retail                    The Mortgage Loan documents require the borrower to obtain general liability
  117       Camp Creek Pointe                       umbrella insurance coverage of $3,000,000. The lender accepted the borrower's current insurance policy, which provides $1,000,000 of general liability umbrella coverage.

   89       Verga Office Properties                 The Mortgage Loan documents provide that the aggregate deductible per loss for
   93       Friendly Self Storage                   all insurance policies is not to exceed $10,000. The borrower's property
  112       Howell Branch Corners                   insurance deductible is $25,000.

  116       Anchor Health Ctr                       The Mortgage Loan documents provide that the aggregate deductible per loss for all insurance policies is not to exceed $10,000. The borrower's insurance policy has a wind/hail deductible of 5% of losses sustained.

  149       Walgreens                               The Mortgage Loan documents provide that the aggregate deductible per loss for
  220       Walgreens-Brownsville                   all insurance policies is not to exceed $10,000. The lender accepted the borrower's general liability insurance policy, which has a $50,000 deductible.

                                      I-A-4

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

  153       978 Route 45                            Terrorism insurance is not required under the Mortgage Loan documents but the
  161       Kinkos Plaza                            borrower's current insurance policy has terrorism coverage.
  182       Happy Nails
  198       Times Square Center
            Vermont Showplace
  199       Square
  225       Madisonian Office
  245       6975 Flanders

  170       Calexico MHP                            The lender accepted the borrower's business interruption insurance policy, which only provides for six months of coverage.

  172       Powers Drive Self Storage               The Mortgage Loan documents require a six month extended period of indemnity endorsement for business interruption insurance but the lender has waived such requirement.

  185       Saratoga Shopping Center                The borrower's current policy has an 80% co-insurance clause for property coverage. The policy's limit, however, exceeds the required amount by 25%.

  194       Wachovia Plaza                          The borrower's current policy has an 80% co-insurance clause for property coverage. The policy's limit, however, exceeds the required amount by 25%.

                                                    The Mortgage Loan documents require general liability umbrella coverage but such requirement has been waived because the borrower's general liability coverage was deemed sufficient.

  201       Ferguson Metals                         The related Mortgage Loan documents provide that the aggregate deductible per loss for all insurance policies is not to exceed $10,000. The borrower's property insurance deductible is $100,000.

  204       North Pavilion Shopping Center          The Mortgage Loan documents require general liability umbrella coverage but such
            Encino Commons                          requirement has been waived because the borrower's general liability coverage
            1072 Chalkstone Ave Retail              was deemed sufficient.

                                      I-A-5

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

  244       Thrift Industrial                       The Mortgage Loan documents require terrorism insurance coverage but the lender has waived such requirement.

EXCEPTION TO REPRESENTATION 17:                     LOCAL LAW COMPLIANCE

   39       Gateway Station                         The Mortgaged Property is legally nonconforming due to parking and may be rebuilt provided that if more than 50% of the Mortgaged Property is destroyed it must be rebuilt in conformity with zoning regulations. The lender did not require law and ordinance insurance coverage.

EXCEPTIONS TO REPRESENTATION 18:                    MATERIAL LEASEHOLD ESTATE

   66       Reed Elsevier                           (v) The Ground Lease does not provide that notice is not effective against the
                                                    Mortgagee unless a copy has been delivered to the Mortgagee.

  122       Harbor Cove Plaza                       (v) The Ground Lease does not provide that no notice of termination is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease. Under the Ground Lease estoppel, however, upon any termination or cancellation of the Ground Lease, the lessor is required to enter into a new lease with the lender.

                                                    (xi) The Ground Lease does not provide that it may not be amended or modified without the prior written consent of the mortgagee and that any such action without consent is not binding on the mortgagee. The borrower, however, cannot amend the Ground Lease without the lender's counsent pursuant to the Mortgage
                                                    Loan documents.

 EXCEPTION TO REPRESENTATION 22:                    LEGAL PROCEEDINGS.

   10       Northwood Centre                        In December 2006, the prior owner of the Mortgaged Property settled an ongoing class action suit brought by employees and third party contractors of one of the tenants at the Mortgaged Property. The plaintiffs claimed that they incurred

                                      I-A-6

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    adverse health effects from mold and fungal growth while occupying office suites in the basement or lower level of the Mortgaged Property. The prior owner investigated and corrected the water intrusion, mold and fungal growth. The tenant's lease requires indoor air quality tests to be completed by a licensed professional every four years. In January, 2006, a separate suit was brought against the prior owner of the Mortgaged Property by an individual who claimed that the mold and other air quality problems at the Mortgaged Property caused him to suffer throat cancer. This litigation is ongoing and the prior owner's insurance company is handling the litigation. There can be no assurance that the current litigation will not have a negative effect on the Mortgaged Property or the Mortgage Loan.

EXCEPTIONS TO REPRESENTATION 23:                    OTHER MORTGAGE LIENS.

     205    Wilson Farms Plaza                      The Mortgage Loan is part of a loan combination and is cross-collateralized with a subordinate B-note, which is outside the Mortgage Pool.

EXCEPTIONS TO REPRESENTATION 26:                    LICENSES AND PERMITS.

      60    827-831 Broadway                        Although a certificate of occupancy ("CO") has been issued with respect to the
                                                    Mortgaged Property, three amendments to the CO are currently pending to reflect the current use of the Mortgaged Property. The former use classification and the current use classification, however, are in the same category. The Mortgage Loan documents require the borrower to obtain a final "sign off" and provide the lender with an amended final CO.

     122    Harbor Cove Plaza                       The borrower does not have a CO for the Mortgaged Property.
     174    A-Mini Storage

EXCEPTIONS TO REPRESENTATION 27:                    CROSS-COLLATERALIZATION.

     205    Wilson Farms Plaza                      The Mortgage Loan is part of a loan combination

                                      I-A-7

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    and is cross-collateralized with a subordinate B-note, which is outside the
                                                    Mortgage Pool.

EXCEPTIONS TO REPRESENTATION 28:                    RELEASES OF MORTGAGED PROPERTY.

   10       Northwood Centre                        The Mortgage Loan documents permit the partial release of an improved portion of the Mortgaged Property (the "Outparcel") provided, among other things: (i) no event of default exists under the Mortgage Loan documents, (ii) the remaining portion of the Mortgaged Property (a) complies with all applicable legal requirements, (b) is a separate tax parcel and not subject to any liens for taxes attributable to the Outparcel and (c) benefits from appropriate appurtenant easements, (iii) the Outparcel is conveyed to a person other than the borrower and (iv) the borrower pays lender's costs and expenses incurred in connection with such partial release. The income from the Outparcel was not considered in the Seller's underwriting of the Mortgage Loan.

   54       Fairfield Inn-Columbus                  The Mortgage Loan documents permit the release of an improved portion of the
                                                    Mortgaged Property (the "Restaurant Property") provided, among other things: (i)
                                                    no event of default exists under the Mortgage Loan documents, (ii) the remaining portion of the Mortgaged Property (a) complies with all applicable legal requirements, (b) is a separate tax parcel and not subject to any liens for taxes attributable to the Restaurant Property, (c) is shown on a current ALTA survey acceptable to the lender and (d) benefits from appropriate appurtenant easements, (iii) the Restaurant Property is conveyed to a person other than the borrower and (iv) the borrower pays lender's costs and expenses incurred in connection with such partial release. The income from the Restaurant Property was not considered in the Seller's underwriting of the Mortgage Loan.

   72       Staples Center Hanford                  The related Mortgage Loan documents permit the release of the
   73       Cypress Plaza                           cross-collateralized Mortgage Loan two years after the "start-up date" provided that the

                                      I-A-8

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    dark anchor space at the Staples Center Hanford property, which space is not a part of the collateral securing the Mortgage Loan, is leased and occupied by a tenant acceptable to lender under a lease acceptable to lender.

EXCEPTION TO REPRESENTATION 31:                     FIXED RATE LOANS

   62       3602 35th Avenue                        The Mortgage Loan has a fixed rate of interest through the 10th year of the
  153       978 Route 45                            related loan term and thereafter has a floating rate based on an index specified in the related note. The Mortgage Loan documents provide that the floating interest rate must be at least as high as the original fixed interest rate.

EXCEPTIONS TO REPRESENTATION 34:                    DUE-ON SALE.

            All Countrywide Mortgage Loans          The Countrywide Mortgage Loan documents permit, without consent of the lender, the transfer (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) of all or substantially all of the Mortgaged Property, in each case, to another party (the "Transferee
                                                    Borrower"), provided that prior to such sale or transfer certain of the following conditions are met: (a) the payment of a transfer fee (in most cases)
                                                    by the borrower, (b) reasonable approval by the lender of the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors, (c) the delivery of acceptable documentation as may be reasonably required by the lender from the borrower, the Transferee Borrower, guarantor and the replacement guarantors and indemnitors (including, without limitation, assumption documents), (d) delivery of the opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and REMIC opinions) in form and substance reasonably satisfactory to the lender in the lender's reasonable discretion, (e)

                                      I-A-9

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    delivery of title endorsement acceptable to the lender and (f) payment from the borrower of all reasonable expenses incurred by the lender in connection with such transfer, including, without limitation, the lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to lender of title endorsements. With respect to certain of the
                                                    Countrywide Mortgage Loans, the Mortgage Loan documents permit, without consent, transfers (w) that result in no change in the managerial control of the borrower, (x) among existing principals, even if there is a change in control,
                                                    (y) that accommodate a 1031 exchange or reverse 1031 or (z) with respect to
                                                    Mortgage Loans to tenant-in-common borrowers, transfers among and to additional tenant-in-common borrowers.

                                                    In addition the Countrywide Mortgage Loan documents generally provide that in determining whether the transfer of equity interests in the borrower is a permitted transfer not requiring the lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in the borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of the borrower. Also, the Countrywide Mortgage Loan documents permit transfers of non-material leases or material leases that are approved by lender.
                                                    With respect to any borrower that is not a single purpose entity, such borrower and/or its direct or indirect owners may not be prohibited from incurring other debt.

   31       DASCO MOB                               The Mortgage Loan documents permit the transfer of 99% of the membership interests in the related borrowers to LaSalle Medical Office Fund II Lending,
                                                    LLC (the mezzanine lender) after one year from the date of the loan closing.

   33       Markets at Epps Bridge                  The Mortgage Loan documents permit the transfers

                                     I-A-10

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

                                                    of direct or indirect equity interests in the borrower which in aggregate during the term of the loan (i) do not exceed 75% of the total direct or indirect legal or beneficial ownership interests in the borrower, (ii) do not result in any shareholder's, partner's, member's or other person's interest in the borrower exceeding 75% and (iii) do not result in Jennifer M. Mulkey owning less than a
                                                    25% interest in the borrower.

For a list of Mortgage Loans with existing related mezzanine debt, see attached Schedule B.

For a list of Mortgage Loans that permit mezzanine debt in the future, see attached Schedule C.

The following Mortgage Loan documents permit secured pari passu debt:

    4       Janss Marketplace                       The Mortgage Loan documents permit the borrower to incur secured pari passu debt with equal terms to the Mortgage Loan in an amount not to exceed $5,000,000 provided, among other conditions, that the debt service coverage ratio ("DSCR")
                                                    is at least 1.15x based on a 30 year amortization schedule, delivery of an acceptable intercreditor agreement and delivery of a rating agency non-downgrade confirmation.

The following Mortgage Loan documents permit secured subordinate debt:

   19       University Village Apts                 The Mortgage Loan documents permit the borrower to incur secured subordinate debt subject to the satisfaction of certain conditions including: (i) the aggregate loan-to-value ("LTV") ratio does not exceed 80%, (ii) the aggregate
                                                    DSCR is at least 1.20x and (iii) delivery of a subordination and standstill agreement.

   44       Cornerstone Office Building             The Mortgage Loan documents permit the borrower to incur secured subordinate debt two years after the securitization closing date subject to satisfaction of certain conditions including: (i) the aggregate LTV ratio does not exceed 75%,
                                                    (ii) the aggregate DSCR is at least 1.25x (1.15x on a 9.25% constant) and (iii)
                                                    delivery of an acceptable intercreditor agreement.

                                     I-A-11

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

  172       Powers Drive Self Storage               The Mortgage Loan documents permit the borrower to incur secured subordinate debt subject to satisfaction of certain conditions including: (i) the aggregate
                                                    LTV does not exceed 80%, (ii) the aggregate DSCR is at least 1.20x and (iii)
                                                    delivery of a subordination and standstill agreement.

  178       St. Rose Retail                         The Mortgage Loan documents permit the borrower to incur secured subordinate debt subject to satisfaction of certain conditions including: (i) the aggregate
                                                    LTV does not exceed 80%, (ii) the aggregate DSCR is at least 1.20x and (iii)
                                                    delivery of a subordination and standstill agreement.

The following Mortgage Loan documents permit unsecured subordinate debt (excluding such debt that is permitted in the ordinary course of business):

    6       St. Louis Flex Office Portfolio         The Mortgage Loan documents permit the borrower to incur unsecured subordinate debt from its members for capital expenditures in an amount not to exceed 5% of the loan amount. Any such unsecured subordinate debt incurred will be subject to a subordination and standstill agreement.

EXCEPTION TO REPRESENTATION 35:                     SINGLE PURPOSE ENTITY.

   62       3602 35th Avenue                        The borrower is not a single purpose entity.
   91       River Business Center
  100       Hudson Self Storage
  118       3885 Main St
  114       Baldwin Self Storage
  131       Coles Self Storage

EXCEPTION TO REPRESENTATION 37:                     TAX PARCELS.

   25       HCP Tranche III                         The Mortgaged Property is a portion of a larger tax parcel. The borrower has agreed to use commercially reasonable efforts to apply to the applicable governing authority and have the Mortgaged Property converted into a separate tax parcel. The borrower provided a letter of credit to the lender in the amount of one year's worth of taxes attributable to the entire tax parcel.

                                     I-A-12

ANNEX A-1
   ID #     MORTGAGE LOAN                           EXCEPTION
---------   -------------                           ---------

   79       1419 N. Wells Retail                    The Mortgaged Property and an adjacent property are currently both under the same tax parcel. The Mortgage Loan documents require the borrower to file a tax division effective for the 2008 tax year. The borrower is required to escrow for taxes on the entire tax parcel until such time that the Mortgaged Property becomes a separate tax parcel.

EXCEPTIONS TO REPRESENTATION 45:                    FEE SIMPLE INTEREST.

   Various  Certain Countrywide Loans               With respect to any Mortgage Loan in which the interest encumbered under the
                                                    Mortgage is the overlapping fee and leasehold interest in the entire Mortgaged
                                                    Property (and as such, treated as a fee interest in the Mortgaged Property), such Mortgage Loan is not the subject of representation 18 and such Mortgage
                                                    Loan is not being listed here as an exception to this representation 45.

EXCEPTION TO REPRESENTATION 47:                     OPERATING STATEMENTS.

   77       Ithaca Retail                           The borrower is not required to submit a balance sheet or aged accounts receivable report to the lender.

  220       Walgreens-Brownsville                   The borrower is only required to provide annual rent rolls and operating statements.

                                     I-A-13

                                   Schedule A

     List of Mortgage Loans with Limitations on Terrorism Insurance Coverage

ANNEX A-1
  ID#       MORTGAGED PROPERTY NAME                 LIMITATION ON TERRORISM INSURANCE COVERAGE
---------   -----------------------                 ------------------------------------------

   10       Northwood Centre                        The borrower's terrorism insurance premium is capped at an amount equal to 200%
                                                    of the aggregate insurance premium payable with respect to its "all risk"
                                                    property policy.

   15       West Glen Town Center                   The borrower is only required to obtain terrorism insurance in an amount that can be purchased for a premium of up to 200% of the premium for its "all risk"
                                                    policy.

   22       Wareham Cranberry Plaza                 The borrower is only required to maintain terrorism insurance coverage that is available for a premium equal to 50% of the total annual premium without terrorism coverage.

   25       HCP Tranche III                         The borrower is not required to obtain terrorism insurance coverage in an amount greater than $50,000,000.

   30       Northtown Village Shopping Center       The borrower is only required to obtain terrorism insurance in an amount that can be purchase for a premium of up to 150% of the sum of the "all risk" and business interruption/loss of rents premiums for such year.

   60       827-831 Broadway                        The borrower is only required to maintain terrorism insurance coverage that is available for a premium equal to 125% of the total annual premium without terrorism coverage.

   69       Blue Cross Plano Office                 The borrower is only required to maintain terrorism insurance coverage that is available for a premium equal to 50% of the total annual premium without terrorism coverage.

  112       Howell Branch Corners                   The borrower is only required to maintain terrorism insurance coverage that is available for a premium equal to 25% of the total annual premium without terrorism coverage.

  189       1310 PCH Center                         Terrorism insurance is only required if the borrower may obtain such coverage at commercially reasonable rates.

                                   Schedule B
           List of Mortgage Loans with related existing Mezzanine Debt

                                                ORIGINAL         INTERCREDITOR
ANNEX A-1                                       MEZZANINE DEBT     AGREEMENT
   ID #     MORTGAGED PROPERTY NAME             BALANCE           (YES OR NO)
---------   -----------------------             --------------   -------------
   30       Northtown Village Shopping Center   $850,000              Yes
   31       DASCO MOB                           $9,514,913            Yes
   39       Gateway Station                     $3,050,000            Yes
  162       Riverside Apartments-Richmond       $150,000              Yes
  216       Northside Apartments                $120,000              Yes

                                   Schedule C
            List of Mortgage Loans that permit future Mezzanine Debt

                                                                         INTERCREDITOR
ANNEX A-1                                MAXIMUM LTV                       AGREEMENT
   ID#           MORTGAGED PROPERTY         RATIO        MINIMUM DSCR     (YES OR NO)
---------   --------------------------   -----------   ---------------   -------------

    4       Janss Marketplace(1)             90%       1.05x                  Yes
    5       Promenade Gateway(1)             90%       1.05x                  Yes
    9       9777 Wilshire Boulevard(1)       90%       1.05x                  Yes
   10       Northwood Centre(2)              85%       1.10x                  Yes
   19       University Village               80%       1.20x                  Yes
            Apts(2,7)
   20       Residence Inn by Marriott        80%       1.20x                  Yes
            Westlake(1)                                (.90x stressed)
   33       Markets at Epps Bridge           80%       1.25x                  Yes
   39       Gateway Station(3)               85%       1.15x                  Yes
   46       Bradenton Office                 85%       1.10x                  Yes
            Portfolio(4)
   66       Reed Elsevier(2, 5)              80%       1.15x                  Yes
   69       Blue Cross Plano Office          70%       1.20x                  Yes
   94       Mary Avenue Retail(1)            80%       1.15x                  Yes
  105       Orchards Market Center(1)        80%       1.20x                  Yes
  112       Howell Branch Corners            90%       1.05x                  Yes
  116       Anchor Health Ctr(4)             85%       1.10x                  Yes
  118       3885 Main St(6)                  N/A       N/A                    N/A
  132       Cobblestone Fiesta Center        85%       1.07x                  Yes
  140       Murphy Village(1)                80%       1.20x                  Yes
  170       Calexico MHP                     75%       1.20x                  Yes
  172       Powers Drive Self                80%       1.20x                  Yes
            Storage(2)
  185       Saratoga Shopping                80%       1.20x                  Yes
            Center(1)

----------
(1)  Not permitted to be incurred in the first 24 months of the related loan closing.

(2)  Not permitted to be incurred in the first 12 months of the related loan closing.

(3)  Prior to obtaining additional mezzanine debt, the borrower must have paid off its existing mezzanine loan.

(4)  Not permitted to be incurred in the first 18 months of the related loan closing.

(5)  The maximum LTV ratio and minimum DSCR are after a transfer of the related mortgaged property. The maximum LTV ratio and minimum DSCR permitted prior to such transfer are 90% and 1.07x, respectively.

(6)  Mezzanine financing is only permitted with the lender's consent.

(7)  The borrower is permitted to incur either mezzanine debt or secured subordinate debt.

                                                                         INTERCREDITOR
ANNEX A-1                                MAXIMUM LTV                       AGREEMENT
   ID#           MORTGAGED PROPERTY         RATIO        MINIMUM DSCR     (YES OR NO)
---------   --------------------------   -----------   ---------------   -------------

  186       8440 Eastgate(6)                 N/A       N/A                    N/A
  189       1310 PCH Center                  80%       1.20x                  Yes
  213       9 Amelia Drive                   65%       1.50x                  Yes

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                      NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                      NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                    Attached

MLCFC 2007-9: COUNTRYWIDE MORTGAGE LOAN SCHEDULE

                                                                                                      PROPERTY
LOAN #  LOAN GROUP  PROPERTY NAME                                        LOAN / PROPERTY  ORIGINATOR  TYPE
--------------------------------------------------------------------------------------------------------------------------

   4        1       Janss Marketplace                                    Loan             CRF         Retail
   5        1       Promenade Gateway                                    Loan             CRF         Mixed Use
   6        1       St. Louis Flex Office Portfolio                      Loan             CRF         Industrial
 6.01       1       Fenton Interstate Center (A-D)                       Property         CRF         Industrial
 6.02       1       St. Louis Business Center (A-D)                      Property         CRF         Industrial
 6.03       1       Southridge Business Center                           Property         CRF         Industrial
 6.04       1       Warson Commerce Center (A-D)                         Property         CRF         Industrial
 6.05       1       Craig Park Center                                    Property         CRF         Industrial
 6.06       1       Horizon Business Center                              Property         CRF         Industrial
   9        1       9777 Wilshire Boulevard                              Loan             CRF         Office
  10        1       Northwood Centre                                     Loan             CRF         Mixed Use
  11        1       Bon Carre                                            Loan             CRF         Office
  13        1       Morgan 7 RV Park Portfolio                           Loan             CRF         Manufactured Housing
 13.01      1       Echo Farms                                           Property         CRF         Manufactured Housing
 13.02      1       Yogi Grand Haven                                     Property         CRF         Manufactured Housing
 13.03      1       American Campgrounds                                 Property         CRF         Manufactured Housing
 13.04      1       Camp Waubeeka                                        Property         CRF         Manufactured Housing
 13.05      1       Flaggs RV Resort                                     Property         CRF         Manufactured Housing
 13.06      1       Megunticook                                          Property         CRF         Manufactured Housing
 13.07      1       Camden Hills                                         Property         CRF         Manufactured Housing
  15        1       West Glen Town Center                                Loan             CRF         Mixed Use
  19        2       University Village Apts                              Loan             CRF         Multifamily
  20        1       Residence Inn by Marriott Westlake                   Loan             CRF         Hospitality
  22        1       Wareham Cranberry Plaza                              Loan             CRF         Retail
  24        1       Oregon City Shopping Center                          Loan             CRF         Retail
  25        1       HCP Tranche III                                      Loan             CRF         Office
  28        1       Bowles Ave Marketplace                               Loan             CRF         Retail
  30        1       Northtown Village Shopping Center                    Loan             CRF         Retail
  31        1       DASCO MOB - Bay Medical                              Loan             CRF         Office
 31.01      1       2851 Highway 77 - MOB I-Healthplex                   Property         CRF         Office
 31.02      1       615 N. Bonita Avenue-MOB II-Medical Office Building  Property         CRF         Office
  33        1       Markets at Epps Bridge                               Loan             CRF         Retail
  37        1       Lakeside Business Center                             Loan             CRF         Mixed Use
  39        1       Gateway Station                                      Loan             CRF         Retail
  41        1       French Quarters                                      Loan             CRF         Mixed Use
  44        1       Cornerstone Office Building                          Loan             CRF         Office
  46        1       Bradenton Office Portfolio                           Loan             CRF         Office
 46.01      1       Brighthouse Networks                                 Property         CRF         Office
 46.02      1       First Priority Bank                                  Property         CRF         Office
 46.03      1       Florida College of Natural Health                    Property         CRF         Office
 46.04      1       Wagner Realty                                        Property         CRF         Office
  47        1       Conroe Medical Center                                Loan             CRF         Office
  48        1       14405 Walters Road                                   Loan             CRF         Office
  51        1       Parkview I and II                                    Loan             CRF         Office
  54        1       Fairfield Inn Columbus                               Loan             CRF         Hospitality
  55        1       TBC Facility                                         Loan             CRF         Industrial
  60        1       827-831 Broadway                                     Loan             CRF         Mixed Use
  62        1       3602 35th Avenue                                     Loan             CRF         Mixed Use
  66        1       Reed Elsevier                                        Loan             CRF         Office
  69        1       Blue Cross Plano Office                              Loan             CRF         Industrial
  70        1       Lee Road Shopping Center                             Loan             CRF         Retail
            0       Staples Center Hanford; Cypress Plaza                Crossed          CRF         Retail
  72        1       Staples Center Hanford                               Loan             CRF         Retail
  73        1       Cypress Plaza                                        Loan             CRF         Retail
  74        1       Bascom Avenue                                        Loan             CRF         Office
  77        1       Ithaca Retail                                        Loan             CRF         Retail
  79        1       1419 N. Wells Retail                                 Loan             CRF         Retail
  83        2       Carlisle at Delta Park Apartments                    Loan             CRF         Multifamily
  85        1       Cheyenne Montana Center                              Loan             CRF         Retail
  86        1       Reywest Commerce Center                              Loan             CRF         Industrial
  89        1       Verga Office Properties                              Loan             CRF         Office
 89.01      1       665 Munras                                           Property         CRF         Office
 89.02      1       874 Rio East Court                                   Property         CRF         Office
 89.03      1       288 Pearl                                            Property         CRF         Office
 89.04      1       1000 Munras                                          Property         CRF         Office
  91        1       River Business Center                                Loan             CRF         Industrial
  93        1       Friendly Self Storage                                Loan             CRF         Self Storage
  94        1       Mary Avenue Retail                                   Loan             CRF         Retail
  97        1       Nooters                                              Loan             CRF         Industrial
  99        1       First Class Self Storage                             Loan             CRF         Self Storage
  100       1       Hudson Self Storage                                  Loan             CRF         Self Storage
  101       1       California Spine Institute                           Loan             CRF         Office
  104       1       Washington Square - DP                               Loan             CRF         Retail
  105       1       Orchards Market Center                               Loan             CRF         Retail
  106       1       Fairfield Inn Ocala                                  Loan             CRF         Hospitality
  108       2       The V Apartments                                     Loan             CRF         Multifamily
  110       1       Long Branch Mini Storage                             Loan             CRF         Self Storage
  112       1       Howell Branch Corners                                Loan             CRF         Retail
  113       1       Executive Office Park - Dettmann                     Loan             CRF         Office
  114       1       Baldwin Self Storage                                 Loan             CRF         Self Storage
  116       1       Anchor Health Ctr                                    Loan             CRF         Office
  117       1       Camp Creek Pointe                                    Loan             CRF         Retail
  118       1       3885 Main St                                         Loan             CRF         Self Storage
  119       2       Quail Lakes Apartments                               Loan             CRF         Multifamily
  120       1       Hobby Lobby Center                                   Loan             CRF         Retail
  121       1       Capitol Center                                       Loan             CRF         Office
  122       1       Harbor Cove Plaza                                    Loan             CRF         Office
  124       1       Brazos Valley Bank Building                          Loan             CRF         Mixed Use
  125       1       King Road Industrial                                 Loan             CRF         Industrial
  126       1       McCarter Self Storage                                Loan             CRF         Self Storage
  127       1       Metro Storage - Lock & Key                           Loan             CRF         Self Storage
  128       1       West Chester Billiards Retail                        Loan             CRF         Retail
  131       1       Coles Self Storage                                   Loan             CRF         Self Storage
  132       1       Cobblestone Fiesta Center                            Loan             CRF         Retail
  134       1       Belt Line Square Shopping Center                     Loan             CRF         Retail
  136       1       Town & Country Self Storage                          Loan             CRF         Self Storage
  137       1       Secured Self Storage of Valley Springs               Loan             CRF         Self Storage
  139       1       Magi Self Storage                                    Loan             CRF         Self Storage
139.01      1       941 Fairmont                                         Property         CRF         Self Storage
139.02      1       8320 Alabonson                                       Property         CRF         Self Storage
139.03      1       4806 Marie Ave                                       Property         CRF         Self Storage
139.04      1       5811 N Houston Rosslyn                               Property         CRF         Self Storage
139.05      1       16530 W. Hardy Rd.                                   Property         CRF         Self Storage
139.06      1       632 Timkin                                           Property         CRF         Self Storage
  140       1       Murphy Village                                       Loan             CRF         Retail
  141       1       Secured Self Storage of Salida                       Loan             CRF         Self Storage
  142       1       Univest Building                                     Loan             CRF         Office
  143       2       Pioneer Village MHP                                  Loan             CRF         Manufactured Housing
  145       1       American Self Storage Tuscaloosa                     Loan             CRF         Self Storage
  149       1       Walgreens                                            Loan             CRF         Retail
  151       1       Central Park II Retail                               Loan             CRF         Retail
  152       1       Shoppes at Camp Creek                                Loan             CRF         Retail
  153       1       978 Route 45                                         Loan             CRF         Office
  155       1       Eagles Landing Medical                               Loan             CRF         Office
  156       1       Carroll Plaza                                        Loan             CRF         Retail
  158       1       RV Ranch at Grand Junction                           Loan             CRF         Manufactured Housing
  159       1       Monument RV Resort                                   Loan             CRF         Mixed Use
  160       1       Padonia Rd                                           Loan             CRF         Office
  161       1       Kinkos Plaza                                         Loan             CRF         Retail
  162       2       Riverside Apartments-Richmond                        Loan             CRF         Multifamily
  163       1       Club House Road                                      Loan             CRF         Office
  164       1       Mandarin Crossing Shopping Center                    Loan             CRF         Retail
  166       1       Lindale Corners                                      Loan             CRF         Retail
  167       1       Metro Storage - Gateway                              Loan             CRF         Self Storage
  170       1       Calexico MHP                                         Loan             CRF         Manufactured Housing
  171       1       RitePlace Self Storage - Edmond                      Loan             CRF         Self Storage
  172       1       Powers Drive Self Storage                            Loan             CRF         Self Storage
  174       1       A-Mini Storage                                       Loan             CRF         Self Storage
  175       1       Bear Creek                                           Loan             CRF         Self Storage
  176       1       Range Drive Retail                                   Loan             CRF         Various
176.01      1       1830 Range Drive                                     Property         CRF         Retail
176.02      1       1616 Range Drive                                     Property         CRF         Industrial
176.03      1       1750 Range Drive                                     Property         CRF         Mixed Use
  177       1       Hampton Inn - Idaho Falls                            Loan             CRF         Hospitality
  178       1       St Rose Retail                                       Loan             CRF         Retail
  179       1       Brand Equity                                         Loan             CRF         Mixed Use
  180       1       Arlington Club Commons                               Loan             CRF         Retail
  181       1       Mercy Health Center                                  Loan             CRF         Office
  182       1       Happy Nails                                          Loan             CRF         Industrial
  184       1       Secured Self Storage of Galt                         Loan             CRF         Self Storage
  185       1       Saratoga Shopping Center                             Loan             CRF         Retail
  186       1       8440 Eastgate                                        Loan             CRF         Self Storage
  187       1       Hazel Dell Center                                    Loan             CRF         Retail
  189       1       1310 PCH Center                                      Loan             CRF         Mixed Use
  190       1       Alabama Storage                                      Loan             CRF         Self Storage
  191       1       3131 Country Club                                    Loan             CRF         Office
  192       1       Bentonville Retail                                   Loan             CRF         Retail
  193       1       Rivers Edge Shopping Center                          Loan             CRF         Retail
  194       1       Wachovia Plaza                                       Loan             CRF         Retail
  195       1       Rancho Santa Fe Shops                                Loan             CRF         Retail
  196       1       Secured Self Storage of Manteca                      Loan             CRF         Self Storage
  197       1       Dalles Mini Storage                                  Loan             CRF         Self Storage
  198       1       Times Square Center                                  Loan             CRF         Retail
  199       1       Vermont Showplace Square                             Loan             CRF         Retail
  200       1       Hallmark Plaza - TX                                  Loan             CRF         Retail
  201       1       Ferguson Metals                                      Loan             CRF         Industrial
  202       1       Westminster Storage                                  Loan             CRF         Self Storage
  203       1       Mark Dabling Business Center                         Loan             CRF         Industrial
  204       1       North Pavilion Shopping Center                       Loan             CRF         Retail
  205       1       Wilson Farms Plaza                                   Loan             CRF         Retail
  206       1       5800 Rodeo Road                                      Loan             CRF         Retail
  207       1       Kimball Retail Center                                Loan             CRF         Retail
  208       1       West Orange Market Place                             Loan             CRF         Retail
  209       1       Woodland Capital                                     Loan             CRF         Mixed Use
  210       1       Security Storage - NW 50th                           Loan             CRF         Self Storage
  211       1       Encino Commons                                       Loan             CRF         Retail
  212       1       Windsor Center                                       Loan             CRF         Retail
  213       1       9 Amelia Drive                                       Loan             CRF         Mixed Use
  214       1       Sam Bass Center                                      Loan             CRF         Retail
  216       2       Northside Apartments                                 Loan             CRF         Multifamily
  217       1       Hamilton Pointe Centre                               Loan             CRF         Retail
  219       1       Victory Square Shopping Center                       Loan             CRF         Retail
  220       1       Walgreens-Brownsville                                Loan             CRF         Retail
  221       1       Covenant Health Offices                              Loan             CRF         Office
  222       1       5925 University                                      Loan             CRF         Retail
  223       1       Green Valley SS - Windmill                           Loan             CRF         Self Storage
  224       1       Arcadia Industrial Park                              Loan             CRF         Industrial
  225       1       Madisonian Office                                    Loan             CRF         Mixed Use
  226       1       Cape Self Storage                                    Loan             CRF         Self Storage
  227       1       Los Osos Center                                      Loan             CRF         Retail
  228       1       Advance Auto                                         Loan             CRF         Retail
  229       1       Aton Self Storage                                    Loan             CRF         Self Storage
  230       1       1200 Anaheim                                         Loan             CRF         Mixed Use
  231       1       Shops @ Walnut Creek Colorado                        Loan             CRF         Retail
  234       1       Las Colinas RV Resort                                Loan             CRF         Manufactured Housing
  235       1       1072 Chalkstone Avenue Retail                        Loan             CRF         Retail
  236       1       Pomona Shopping Center                               Loan             CRF         Retail
  237       1       Silver Plaza                                         Loan             CRF         Retail
  239       1       Green Valley SS - Marine                             Loan             CRF         Self Storage
  240       1       Fresenius Medical                                    Loan             CRF         Office
  241       1       Papillon Villas Shopping Center                      Loan             CRF         Retail
  243       1       Colonial Office Park Orlando                         Loan             CRF         Mixed Use
  244       1       Thrift Industrial                                    Loan             CRF         Industrial
  245       1       6975 Flanders                                        Loan             CRF         Industrial

LOAN #  STREET ADDRESS                                                                 CITY                  COUNTY
-----------------------------------------------------------------------------------------------------------------------------

   4    179-285 North Moorpark Road                                                    Thousand Oaks         Ventura
   5    1453 3rd Street Promenade                                                      Santa Monica          Los Angeles
   6    Various                                                                        Various               Various
 6.01   5-49, 105-125, 149-159, 2275 Cassens Court                                     Fenton                St. Louis
 6.02   2665, 2675, 2815 Scott Avenue, 500 South Ewing Street                          St. Louis             Saint Louis
 6.03   124-150 Larkin Williams Industrial Court                                       Fenton                St. Louis
 6.04   10401, 10403, 10405, 10407 Baur Boulevard                                      Olivette              St. Louis
 6.05   1842 - 1866 Craig Park Court                                                   Maryland Heights      St. Louis
 6.06   200, 202, 228 - 236 Turner Boulevard                                           St. Peters            Saint Charles
   9    9777 Wilshire Boulevard                                                        Beverly Hills         Los Angeles
  10    1940 North Monroe Street                                                       Tallahassee           Leon
  11    7389 Florida Boulevard                                                         Baton Rouge           East Baton Rouge
  13    Various                                                                        Various               Various
 13.01  3066 Shore Road                                                                Ocean View            Cape May
 13.02  10990 US Highway 31                                                            Grand Haven           Ottawa
 13.03  427 Fortsville Road                                                            Gansevoort            Saratoga
 13.04  133 Farm Road                                                                  Copake                Columbia
 13.05  68 Garrison Avenue                                                             York                  York
 13.06  620 Commercial Street                                                          Rockport              Knox
 13.07  30 Applewood Road                                                              Rockport              Knox
  15    5465 Mills Civic Parkway                                                       West Des Moines       Polk
  19    800 31st Street                                                                Tuscaloosa            Tuscaloosa
  20    30950 Russell Ranch Road                                                       Westlake Village      Los Angeles
  22    2899-3015 Cranberry Highway                                                    Wareham               Plymouth
  24    1900-1926 McLoughlin Boulevard                                                 Oregon City           Clackamas
  25    9301 North Central Expressway                                                  Dallas                Dallas
  28    8936-9046 West Bowles Avenue                                                   Littleton             Jefferson
  30    30 Coon Rapids Boulevard Northwest                                             Coon Rapids           Anoka
  31    Various                                                                        Panama City           Bay
 31.01  2851 Martin Luther King Boulevard                                              Panama City           Bay
 31.02  615 North Bonita Avenue                                                        Panama City           Bay
  33    1850 Epps Bridge Parkway                                                       Athens                Oconee
  37    5000 Southwest 75th Avenue                                                     Miami                 Miami-Dade
  39    12858 - 12868 and 12900-12920 South Freeway and 1185 North Burleson Boulevard  Burleson              Tarrant
  41    20969 Ventura Boulevard                                                        Woodland Hills        Los Angeles
  44    1530 - 1540 Cornerstone Boulevard                                              Daytona Beach         Volusia
  46    Various                                                                        Bradenton             Manatee
 46.01  5413 State Road 64 East                                                        Bradenton             Manatee
 46.02  11509 Palmbrush Trail                                                          Bradenton             Manatee
 46.03  616 67th Street Circle                                                         Bradenton             Manatee
 46.04  5215 State Road 64 East                                                        Bradenton             Manatee
  47    1501 River Pointe Drive                                                        Conroe                Montgomery
  48    14405 Walters Road                                                             Houston               Harris
  51    330 Barker Cypress and 333 Cypress Run                                         Houston               Harris
  54    3031 Olentangy River Road                                                      Columbus              Franklin
  55    6125 East Shelby Drive                                                         Memphis               Shelby
  60    827-831 Broadway                                                               New York              New York
  62    3602 35th Avenue                                                               Astoria               Queens
  66    9333-9393 Springboro Pike                                                      Miamisburg            Montgomery
  69    780 Shiloh Road                                                                Plano                 Collin
  70    930 Lee Road                                                                   Winter Park           Orange
        Various                                                                        Various               Various
  72    510 North 11th Avenue                                                          Hanford               Kings
  73    226-232 Reservation Road                                                       Marina                Monterey
  74    1190 & 1210 South Bascom Avenue                                                San Jose              Santa Clara
  77    414 Elmira Road                                                                Ithaca                Tompkins
  79    1419 North Wells Street                                                        Chicago               Cook
  83    121 Delta Park Drive                                                           Shelby                Cleveland
  85    6502-6558 South Academy Boulevard                                              Colorado Springs      El Paso
  86    6221 and 6223 South Palo Verde Road                                            Tucson                Pima
  89    Various                                                                        Various               Various
 89.01  665 Munras Avenue                                                              Monterey              Monterey
 89.02  874 East Rio Court                                                             Charlottesville       Albemarle
 89.03  288 Pearl Street                                                               Monterey              Monterey
 89.04  1000 Munras Avenue                                                             Monterey              Monterey
  91    506 South 11th Avenue                                                          Boise                 Ada
  93    900 West Roundgrove Road                                                       Lewisville            Denton
  94    415 North Mary Avenue                                                          Sunnyvale             Santa Clara
  97    1500 South 2nd Street                                                          Saint Louis           Saint Louis
  99    6301 Southeast Federal Highway                                                 Stuart                Martin
  100   3322 Hudson Avenue                                                             Union City            Hudson
  101   1001 Newbury Road                                                              Thousand Oaks         Ventura
  104   100 Wolf Nursery Road                                                          Stephenville          Erath
  105   11505 Northeast Fourth Plain Boulevard                                         Vancouver             Clark
  106   4101 Southwest 38th Court                                                      Ocala                 Marion
  108   201 15th Street Northwest                                                      Charlottesville       Albermarle
  110   4601 East Rancier Avenue                                                       Killeen               Bell
  112   2525 & 2535 Howell Branch Road                                                 Casselberry           Seminole
  113   1001 West Cypress Creek Road                                                   Fort Lauderdale       Broward
  114   190 Baldwin Avenue                                                             Jersey City           Hudson
  116   2450 Goodlette Road North                                                      Naples                Collier
  117   3400 Camp Creek Parkway                                                        East Point            Fulton
  118   3885 Main Street                                                               Chula Vista           San Diego
  119   5335 Country Club Road                                                         Winston-Salem         Forsyth
  120   1160 Vann Drive                                                                Jackson               Madison
  121   388 State Street                                                               Salem                 Marion
  122   28924-29000 Western Avenue                                                     Rancho Palos Verdes   Los Angeles
  124   4030 State Highway 6 South                                                     College Station       Brazos
  125   15222 King Road                                                                Frisco                Denton
  126   1363 McCarter Highway                                                          Newark                Essex
  127   1231 Kings Highway                                                             Port Charlotte        Charlotte
  128   6062-6100 West Chester Road                                                    West Chester          Butler
  131   315 Coles Street                                                               Jersey City           Hudson
  132   21476 North John Wayne Parkway                                                 Maricopa              Pinal
  134   4021 Belt Line Road                                                            Addison               Dallas
  136   40155 Truckee Airport Road                                                     Truckee               Nevada
  137   351 Highway 26                                                                 Valley Springs        Calaveras
  139   Various                                                                        Various               Harris
139.01  941 Fairmont Parkway                                                           Pasadena              Harris
139.02  8330 Alabonson                                                                 Houston               Harris
139.03  4806 Marie Avenue                                                              Deer Park             Harris
139.04  5811 North Houston Rosslyn                                                     Houston               Harris
139.05  16530 West Hardy Road                                                          Houston               Harris
139.06  632 Timkin Road                                                                Tomball               Harris
  140   158 West FM 544                                                                Murphy                Collin
  141   5524 Pirrone Road                                                              Salida                Stanislaus
  142   2770 Indian River Boulevard                                                    Vero Beach            Indian River
  143   2901 West 63rd Avenue                                                          Denver                Adams
  145   1351 35th Street                                                               Tuscaloosa            Tuscaloosa
  149   205 West Madison Street                                                        Starke                Bradford
  151   3939 Trueman Boulevard                                                         Hilliard              Franklin
  152   3560 Camp Creek Parkway                                                        East Point            Fulton
  153   978 Route 45                                                                   Pomona                Rockland
  155   915-921 Eagles Landing Parkway                                                 Stockbridge           Henry
  156   250 Englar Road                                                                Westminster           Carroll
  158   3238 E I-70 Business Loop                                                      Clifton               Mesa
  159   607 Highway 340                                                                Fruita                Mesa
  160   201 West Padonia Road                                                          Timonium              Baltimore
  161   835 Northeast Northgate Way                                                    Seattle               King
  162   2112 & 2300-2304 Riverside Drive                                               Richmond              Richmond City
  163   19630-19644 Club House Road                                                    Montgomery Village    Montgomery
  164   4268 Oldfield Crossing Drive                                                   Jacksonville          Duval
  166   3222 South Main Street                                                         Lindale               Smith
  167   3501 Gandy Boulevard                                                           Pinellas Park         Pinellas
  170   101 Vernardo Drive                                                             Calexico              Imperial
  171   3221 East Memorial                                                             Oklahoma City         Oklahoma
  172   2650 North Powers Drive                                                        Orlando               Orange
  174   4220 Troy Highway                                                              Montgomery            Montgomery
  175   701 East Mid Cities Boulevard                                                  Euless                Tarrant
  176   Various                                                                        Mesquite              Dallas
176.01  1830 Range Drive                                                               Mesquite              Dallas
176.02  1616 Range Drive                                                               Mesquite              Dallas
176.03  1750 Range Drive                                                               Mesquite              Dallas
  177   2500 Channing Way                                                              Idaho Falls           Bonneville
  178   9985 South Eastern Avenue                                                      Las Vegas             Clark
  179   329-335 North Brand Boulevard                                                  Glendale              Los Angeles
  180   1-49 Huntington Lane                                                           Wheeling              Cook
  181   5201 West Memorial Road                                                        Oklahoma City         Oklahoma
  182   15776 Gateway Circle                                                           Tustin                Orange
  184   535 Industrial Drive                                                           Galt                  Sacramento
  185   5625 Saratoga Boulevard                                                        Corpus Christi        Nueces
  186   8440-8480 Eastgate Court                                                       San Diego             San Diego
  187   6300, 6302, 6304, and 6400 Northeast Highway 99                                Vancouver             Clark
  189   1310 Pacific Coast Highway                                                     Hermosa Beach         Los Angeles
  190   1588 Carson Road                                                               Fultondale            Jefferson
  191   3131 North Country Club Drive                                                  Tucson                Pima
  192   3511 Southeast J Street                                                        Bentonville           Benton
  193   802 Harbour West Drive                                                         Rocky Mount           Nash
  194   2401 Ira East Woods Avenue                                                     Grapevine             Tarrant
  195   5081 North Rainbow Boulevard                                                   Las Vegas             Clark
  196   1540 West Yosemite Avenue                                                      Manteca               San Joaquin
  197   954 Hostetler Street                                                           The Dalles            Wasco
  198   2315 Michael Drive                                                             Newbury Park          Ventura
  199   121 Vermont Street                                                             San Francisco         San Francisco
  200   4304 and 4400 East Central Texas Highway                                       Killeen               Bell
  201   3475 Symmes Road                                                               Hamilton              Butler
  202   325 Woodward Road                                                              Westminster           Carroll
  203   4401 Mark Dabling Boulevard                                                    Colorado Springs      El Paso
  204   4946 4th Street North                                                          Saint Petersburg      Pinellas
  205   1100 Southwestern Boulevard                                                    West Seneca           Erie
  206   5800 Rodeo Road                                                                Los Angeles           Los Angeles
  207   2354-2370 East Highway 114                                                     Southlake             Tarrant
  208   3121 Edgar Brown Drive                                                         West Orange           Orange
  209   22543 Ventura Boulevard                                                        Woodland Hills        Los Angeles
  210   7100 Northwest 50th Street                                                     Bethany               Oklahoma
  211   21803 Encino Commons Boulevard                                                 San Antonio           Bexar
  212   2015 Lord Baltimore Drive                                                      Windsor Mill          Baltimore
  213   9 Amelia Drive                                                                 Nantucket             Nantucket
  214   1920 Sam Bass Road                                                             Round Rock            Williamson
  216   4214, 4218, 4300, 4302 Chamberlayne Avenue and 1000, 1002 Westminster Avenue   Richmond              Richmond City
  217   100 Hamilton Pointe Drive                                                      Byron                 Peach
  219   5312 Bethelview Road                                                           Cumming               Forsyth
  220   2105 East Ruben Torres                                                         Brownsville           Cameron
  221   5915 82nd Street                                                               Lubbock               Lubbock
  222   5925 University Avenue                                                         Cedar Falls           Black Hawk
  223   2525 Windmill Parkway                                                          Henderson             Clark
  224   136 & 140 East Santa Clara Street                                              Arcadia               Los Angeles
  225   2915 East Madison Street                                                       Seattle               King
  226   23 Oyster Road                                                                 Cape May Court House  Cape May
  227   1230 Los Osos Valley Road                                                      Los Osos              San Luis Obispo
  228   6045 Scott Street                                                              Houston               Harris
  229   988 South Marr Road                                                            Columbus              Bartholomew
  230   1200 East Anaheim Street                                                       Long Beach            Los Angeles
  231   10445 Town Center Drive                                                        Westminster           Jefferson
  234   7136 Sunland Gin Road                                                          Casa Grande           Pinal
  235   1072-1088 Chalkstone Avenue                                                    Providence            Providence
  236   1625-1635 West Holt Avenue                                                     Pomona                Los Angeles
  237   2330 East Highway 180 East                                                     Silver City           Grant
  239   19 Commerce Center Drive                                                       Henderson             Clark
  240   1159 Glendale Road                                                             Galax                 Galax City
  241   302 University Drive                                                           San Marcos            Hays
  243   14365 East Colonial Drive                                                      Orlando               Orange
  244   9530 Bethel Court                                                              Boise                 Ada
  245   6975 Flanders Drive                                                            San Diego             San Diego

                           CUT-OFF DATE    ORIGINAL   MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST     PRIMARY        MASTER
LOAN #  STATE    ZIP CODE  BALANCE ($)   BALANCE ($)    SERVICE ($)       SERVICE ($)     RATE %   SERVICING FEE  SERVICING FEE
------------------------------------------------------------------------------------------------------------------------------------

   4    CA       91320       60,000,000   60,000,000        369,196.21    4,430,354.52    6.2440       0.010          0.010
   5    CA       90401       55,100,000   55,100,000        339,045.19    4,068,542.28    6.2440       0.010          0.010
   6    MO       Various     52,450,000   52,450,000        319,254.95    3,831,059.40    6.3380       0.010          0.010
 6.01   MO       63026       17,450,000   17,450,000
 6.02   MO       63103       13,500,000   13,500,000
 6.03   MO       63026        8,800,000    8,800,000
 6.04   MO       63132        5,750,000    5,750,000
 6.05   MO       63146        3,750,000    3,750,000
 6.06   MO       63376        3,200,000    3,200,000
   9    CA       90212       47,000,000   47,000,000        289,203.70    3,470,444.40    6.2440       0.010          0.010
  10    FL       32303       46,175,000   46,175,000        231,749.76    2,780,997.12    5.9240       0.010          0.010
  11    LA       70806       41,500,000   41,500,000        240,340.46    2,884,085.52    5.6800       0.010          0.010
  13    Various  Various     37,938,682   38,000,000        241,436.75    2,897,241.00    6.5500       0.010          0.010
 13.01  NJ       8230         8,651,018    8,665,000
 13.02  MI       49417        8,186,768    8,200,000
 13.03  NY       12831        7,587,736    7,600,000
 13.04  NY       12516        6,749,092    6,760,000
 13.05  ME       3909         3,070,038    3,075,000
 13.06  ME       4631         2,495,966    2,500,000
 13.07  ME       4631         1,198,064    1,200,000
  15    IA       50061       34,300,000   34,300,000        203,665.35    2,443,984.20    5.9100       0.010          0.010
  19    AL       35401       27,100,000   27,100,000        158,665.09    1,903,981.08    5.7800       0.010          0.010
  20    CA       91362       26,500,000   26,500,000        155,152.21    1,861,826.52    5.7800       0.010          0.010
  22    MA       2571        24,400,000   24,400,000        126,803.41    1,521,640.92    6.1340       0.010          0.010
  24    OR       97045       23,300,000   23,300,000        143,462.11    1,721,545.32    6.2500       0.010          0.010
  25    TX       75231       22,500,000   22,500,000        144,442.10    1,733,305.20    6.6500       0.010          0.010
  28    CO       80123       21,100,000   21,100,000        123,361.84    1,480,342.08    5.7670       0.010          0.010
  30    MN       55448       18,970,000   18,970,000        116,860.29    1,402,323.48    6.2548       0.010          0.010
  31    FL       Various     18,900,000   18,900,000        104,401.50    1,252,818.00    6.5200       0.010          0.010
 31.01  FL       32045        9,642,857    9,642,857
 31.02  FL       32401        9,257,143    9,257,143
  33    GA       30606       18,462,879   18,500,000        105,971.41    1,271,656.92    5.5800       0.010          0.010
  37    FL       33155       14,850,000   14,850,000         89,702.67    1,076,432.04    6.0700       0.010          0.010
  39    TX       76028       14,100,000   14,100,000         79,022.20      948,266.40    5.6000       0.010          0.010
  41    CA       91364       13,100,000   13,100,000         80,684.52      968,214.24    6.2530       0.010          0.010
  44    FL       32117       12,250,000   12,250,000         67,073.95      804,887.40    5.6600       0.010          0.010
  46    FL       Various     12,000,000   12,000,000         73,886.06      886,632.72    6.2500       0.010          0.010
 46.01  FL       34208        4,544,379    4,544,379
 46.02  FL       34202        3,834,324    3,834,324
 46.03  FL       34208        2,556,216    2,556,216
 46.04  FL       34208        1,065,081    1,065,081
  47    TX       77304       11,960,000   11,960,000         63,228.53      758,742.36    6.2400       0.010          0.010
  48    TX       77014       11,281,310   11,300,000         66,262.89      795,154.68    6.2400       0.010          0.010
  51    TX       77094       10,500,000   10,500,000         69,153.01      829,836.12    6.9000       0.010          0.010
  54    OH       43202       10,473,106   10,500,000         64,104.98      769,259.76    6.1700       0.010          0.010
  55    TN       38141       10,400,000   10,400,000         56,743.56      680,922.72    6.4400       0.010          0.010
  60    NY       10003       10,000,000   10,000,000         60,858.09      730,297.08    6.1400       0.010          0.010
  62    NY       11106        9,800,000    9,800,000         66,704.69      800,456.28    6.8900       0.010          0.010
  66    OH       45342        9,425,000    9,425,000         45,674.60      548,095.20    5.7200       0.010          0.010
  69    TX       75023        9,000,000    9,000,000         55,309.23      663,710.76    6.2320       0.010          0.010
  70    FL       32804        8,600,000    8,600,000         44,445.28      533,343.36    6.1000       0.010          0.010
        CA       Various      8,380,000    8,380,000         51,932.35      623,188.20    6.3114       0.010          0.010
  72    CA       93230        4,280,000    4,280,000         26,514.36      318,172.32    6.3080       0.010          0.010
  73    CA       93933        4,100,000    4,100,000         25,417.99      305,015.88    6.3150       0.010          0.010
  74    CA       95131        8,350,000    8,350,000         52,361.03      628,332.36    6.4240       0.010          0.010
  77    NY       14850        8,090,911    8,094,579         48,626.06      583,512.72    6.4500       0.010          0.010
  79    IL       60610        8,000,000    8,000,000         51,357.19      616,286.28    6.6500       0.010          0.010
  83    NC       28152        7,850,000    7,850,000         43,345.69      520,148.28    5.7300       0.010          0.010
  85    CO       80906        7,600,000    7,600,000         46,498.34      557,980.08    6.1900       0.010          0.010
  86    AZ       85706        7,600,000    7,600,000         46,596.97      559,163.64    6.2100       0.010          0.010
  89    Various  Various      7,560,000    7,560,000         45,813.21      549,758.52    6.1000       0.010          0.010
 89.01  CA       93940        3,739,097    3,739,097
 89.02  VA       22901        1,618,438    1,618,438
 89.03  CA       93940        1,203,382    1,203,382
 89.04  CA       93940          999,083      999,083
  91    ID       83702        7,455,000    7,455,000         46,095.84      553,150.08    6.2900       0.010          0.010
  93    TX       75067        7,224,857    7,230,000         45,984.18      551,810.16    6.5600       0.010          0.010
  94    CA       94086        7,000,000    7,000,000         43,602.24      523,226.88    6.3600       0.010          0.010
  97    MO       63104        6,650,000    6,650,000         32,001.28      384,015.36    5.6800       0.010          0.010
  99    FL       34997        6,500,000    6,500,000         40,487.80      485,853.60    6.3600       0.010          0.010
  100   NJ       7087         6,400,000    6,400,000         39,906.75      478,881.00    6.3700       0.010          0.010
  101   CA       91320        6,400,000    6,400,000         40,874.16      490,489.92    6.6000       0.010          0.010
  104   TX       76401        6,300,000    6,300,000         38,913.19      466,958.28    6.2800       0.010          0.010
  105   WA       98662        6,300,000    6,300,000         39,089.79      469,077.48    6.3230       0.010          0.010
  106   FL       34474        6,283,863    6,300,000         38,462.99      461,555.88    6.1700       0.010          0.010
  108   VA       22903        6,114,475    6,135,000         33,632.26      403,587.12    5.6700       0.010          0.010
  110   TX       76543        5,920,000    5,920,000         36,450.46      437,405.52    6.2500       0.010          0.010
  112   FL       32792        5,743,321    5,750,000         33,678.81      404,145.72    6.2300                      0.010
  113   FL       33309        5,650,000    5,650,000         36,927.91      443,134.92    6.3200       0.010          0.010
  114   NJ       7306         5,550,000    5,550,000         34,897.48      418,769.76    6.4500       0.010          0.010
  116   FL       34103        5,447,424    5,450,000         32,329.55      387,954.60    6.3400       0.010          0.010
  117   GA       30344        5,080,000    5,080,000         31,014.60      372,175.20    6.1700       0.010          0.010
  118   CA       92911        5,000,000    5,000,000         30,267.45      363,209.40    6.0900       0.010          0.010
  119   NC       27104        5,000,000    5,000,000         24,569.44      294,833.28    5.8000       0.010          0.010
  120   TN       38305        5,000,000    5,000,000         31,013.85      372,166.20    6.3200       0.010          0.010
  121   OR       97301        5,000,000    5,000,000         31,866.92      382,403.04    6.5800       0.010          0.010
  122   CA       90275        4,987,945    5,000,000         31,340.80      376,089.60    6.4200       0.010          0.010
  124   TX       77845        4,920,000    4,920,000         29,339.91      352,078.92    5.9500       0.010          0.010
  125   TX       75034        4,920,000    4,920,000         30,903.86      370,846.32    6.4400       0.010          0.010
  126   NJ       07104        4,880,000    4,880,000         30,428.89      365,146.68    6.3700       0.010          0.010
  127   FL       33980        4,700,000    4,700,000         24,847.33      298,167.96    6.2400       0.010          0.010
  128   OH       45069        4,691,910    4,700,000         28,999.87      347,998.44    6.2700       0.010          0.010
  131   NJ       7310         4,500,000    4,500,000         28,059.43      336,713.16    6.3700       0.010          0.010
  132   AZ       85239        4,500,000    4,500,000         28,236.22      338,834.64    6.4300       0.010          0.010
  134   TX       75001        4,360,000    4,360,000         27,163.67      325,964.04    6.3620       0.010          0.010
  136   CA       96161        4,289,274    4,300,000         26,559.80      318,717.60    6.2800       0.010          0.010
  137   CA       95252        4,225,000    4,225,000         25,849.40      310,192.80    6.1900       0.010          0.010
  139   TX       Various      4,200,000    4,200,000         26,298.75      315,585.00    6.4100       0.010          0.010
139.01  TX       77504          954,545      954,545
139.02  TX       77088          947,727      947,727
139.03  TX       77536          661,364      661,364
139.04  TX       77091          620,455      620,455
139.05  TX       77060          572,727      572,727
139.06  TX       77375          443,182      443,182
  140   TX       75094        4,100,000    4,100,000         24,898.78      298,785.36    6.1200       0.010          0.010
  141   CA       95368        4,100,000    4,100,000         25,084.63      301,015.56    6.1900       0.010          0.010
  142   FL       32960        4,100,000    4,100,000         25,914.79      310,977.48    6.5000       0.010          0.010
  143   CO       80221        4,000,000    4,000,000         23,904.93      286,859.16    5.9700       0.010          0.010
  145   AL       35401        3,989,828    4,000,000         24,498.76      293,985.12    6.2000       0.010          0.010
  149   FL       32091        3,910,000    3,910,000         22,260.93      267,131.16    6.7200       0.010          0.010
  151   OH       43026        3,850,000    3,850,000         23,680.08      284,160.96    6.2400       0.010          0.010
  152   GA       30344        3,840,000    3,840,000         23,493.90      281,926.80    6.1900       0.010          0.010
  153   NY       10970        3,800,000    3,800,000         25,397.29      304,767.48    6.3900       0.010          0.010
  155   GA       30281        3,700,000    3,700,000         23,192.20      278,306.40    6.4200       0.010          0.010
  156   MD       21157        3,600,000    3,600,000         18,696.50      224,358.00    6.1300       0.010          0.010
  158   CO       81520        3,500,000    3,500,000         20,827.01      249,924.12    5.9300       0.010          0.010
  159   CO       81521        3,500,000    3,500,000         20,849.45      250,193.40    5.9400       0.010          0.010
  160   MD       21093        3,500,000    3,500,000         21,527.34      258,328.08    6.2400       0.010          0.010
  161   WA       98125        3,480,022    3,500,000         20,402.82      244,833.84    5.7400       0.010          0.010
  162   VA       23225        3,420,000    3,420,000         21,616.73      259,400.76    6.5000       0.010          0.010
  163   MD       20886        3,300,000    3,300,000         20,771.51      249,258.12    6.4600       0.010          0.010
  164   FL       32223        3,263,828    3,270,000         19,790.07      237,480.84    6.3700       0.010          0.010
  166   TX       75771        3,100,000    3,100,000         19,167.95      230,015.40    6.2900       0.010          0.010
  167   FL       33781        3,100,000    3,100,000         16,283.61      195,403.32    6.2000       0.010          0.010
  170   CA       92231        3,000,000    3,000,000         17,583.49      211,001.88    5.7900       0.010          0.010
  171   OK       73013        3,000,000    3,000,000         18,706.29      224,475.48    6.3700       0.010          0.010
  172   FL       32818        3,000,000    3,000,000         17,717.38      212,608.56    5.8600       0.010          0.010
  174   AL       36116        2,994,895    3,000,000         18,608.31      223,299.72    6.3200       0.010          0.010
  175   TX       76039        2,991,886    3,000,000         17,870.95      214,451.40    5.9400       0.010          0.010
  176   TX       75149        2,958,680    2,965,000         19,547.33      234,567.96    6.9100       0.010          0.010
176.01  TX       75149        1,183,472    1,186,000
176.02  TX       75149        1,020,907    1,023,088
176.03  TX       75149          754,301      755,912
  177   ID       83404        2,954,777    3,000,000         19,586.59      235,039.08    6.1400       0.010          0.010
  178   NV       89123        2,900,000    2,900,000         17,931.31      215,175.72    6.2900       0.010          0.010
  179   CA       91203        2,840,000    2,840,000         17,394.12      208,729.44    6.2000       0.010          0.010
  180   IL       60090        2,800,000    2,800,000         17,459.20      209,510.40    6.3700       0.010          0.010
  181   OK       73102        2,800,000    2,800,000         17,167.30      206,007.60    6.2100       0.010          0.010
  182   CA       92782        2,793,687    2,800,000         18,049.21      216,590.52    6.6900       0.010          0.010
  184   CA       95632        2,700,000    2,700,000         16,906.34      202,876.08    6.4100       0.010          0.010
  185   TX       78414        2,543,792    2,550,000         15,917.02      191,004.24    6.3800       0.010          0.010
  186   CA       92121        2,500,000    2,500,000         15,133.73      181,604.76    6.0900       0.010          0.010
  187   WA       98665        2,494,448    2,500,000         16,214.95      194,579.40    6.7500       0.010          0.010
  189   CA       90254        2,447,220    2,450,000         14,483.37      173,800.44    6.3100       0.010          0.010
  190   AL       35217        2,428,242    2,430,000         15,359.25      184,311.00    6.5000                      0.010
  191   AZ       85716        2,400,000    2,400,000         14,683.69      176,204.28    6.1900       0.010          0.010
  192   AR       72712        2,400,000    2,400,000         15,902.84      190,834.08    6.9600       0.010          0.010
  193   NC       27803        2,389,413    2,400,000         14,559.38      174,712.56    6.1100       0.010          0.010
  194   TX       76051        2,296,041    2,300,000         14,191.43      170,297.16    6.2700       0.010          0.010
  195   NV       89130        2,287,170    2,300,000         13,553.96      162,647.52    5.8400       0.010          0.010
  196   CA       95337        2,200,000    2,200,000         13,460.04      161,520.48    6.1900       0.010          0.010
  197   OR       97058        2,154,677    2,160,000         13,412.08      160,944.96    6.3300       0.010          0.010
  198   CA       91370        2,148,152    2,150,000         12,697.46      152,369.52    5.8600       0.010          0.010
  199   CA       94102        2,141,883    2,150,000         14,302.74      171,632.88    6.3400       0.010          0.010
  200   TX       76543        2,120,972    2,125,000         12,522.68      150,272.16    5.8400       0.010          0.010
  201   OH       45015        2,100,000    2,100,000         13,914.98      166,979.76    6.9600       0.010          0.010
  202   MD       21157        2,050,000    2,050,000         10,768.19      129,218.28    6.2000       0.010          0.010
  203   CO       80907        2,050,000    2,050,000         12,224.96      146,699.52    5.9500       0.010          0.010
  204   FL       33703        2,026,709    2,030,000         12,871.06      154,452.72    6.5300       0.010          0.010
  205   NY       14224        2,021,709    2,025,000         12,826.02      153,912.24    6.5200       0.010          0.010
  206   CA       90016        1,994,530    2,000,000         11,852.49      142,229.88    5.8920       0.010          0.010
  207   TX       76092        1,976,923    1,980,000         12,789.64      153,475.68    6.7100       0.010          0.010
  208   TX       77630        1,970,000    1,970,000         12,180.93      146,171.16    6.2900       0.010          0.010
  209   CA       91364        1,930,000    1,930,000         11,330.48      135,965.76    5.8050       0.010          0.010
  210   OK       73008        1,891,541    1,900,000         11,477.11      137,725.32    6.0700       0.010          0.010
  211   TX       78258        1,873,539    1,875,000         11,520.32      138,243.84    6.2300       0.010          0.010
  212   MD       21244        1,820,792    1,825,000         11,655.52      139,866.24    6.6000       0.010          0.010
  213   MA       2554         1,800,000    1,800,000         11,555.37      138,664.44    6.6500       0.010          0.010
  214   TX       78681        1,800,000    1,800,000         11,353.56      136,242.72    6.4800       0.010          0.010
  216   VA       23227        1,710,000    1,710,000         10,662.58      127,950.96    6.3700       0.010          0.010
  217   GA       31008        1,702,818    1,710,000         10,606.74      127,280.88    6.3200       0.010          0.010
  219   GA       30040        1,610,000    1,610,000         10,271.78      123,261.36    6.5900       0.010          0.010
  220   TX       78520        1,580,000    1,580,000          9,779.77      117,357.24    6.3000       0.010          0.010
  221   TX       79424        1,543,969    1,545,000         10,051.67      120,620.04    6.7800       0.010          0.010
  222   IA       50613        1,497,658    1,500,000          9,669.22      116,030.64    6.6900       0.010          0.010
  223   NV       89015        1,398,958    1,400,000          8,757.08      105,084.96    6.4000       0.010          0.010
  224   CA       91006        1,397,751    1,400,000          8,913.50      106,962.00    6.5700       0.010          0.010
  225   WA       98112        1,309,064    1,315,000          7,892.55       94,710.60    6.0100       0.010          0.010
  226   NJ       8204         1,249,221    1,250,000          8,324.68       99,896.16    7.0100       0.010          0.010
  227   CA       93402        1,200,000    1,200,000          7,569.04       90,828.48    6.4800       0.010          0.010
  228   TX       77002        1,197,021    1,200,000          7,427.67       89,132.04    6.3000       0.010          0.010
  229   IN       47201        1,195,544    1,200,000          8,050.08       96,600.96    6.4300       0.010          0.010
  230   CA       90813        1,177,206    1,179,000          7,686.20       92,234.40    6.8000       0.010          0.010
  231   CO       80021        1,125,000    1,125,000          7,207.22       86,486.64    6.6300       0.010          0.010
  234   AZ       85222        1,000,000    1,000,000          5,931.37       71,176.44    5.9000       0.010          0.010
  235   RI       2903           998,670    1,000,000          6,889.72       82,676.64    7.3500       0.010          0.010
  236   CA       91765          987,711      990,000          6,316.18       75,794.16    6.5900       0.010          0.010
  237   NM       88061          906,023      910,000          5,543.98       66,527.76    6.1500       0.010          0.010
  239   NV       89015          849,368      850,000          5,316.80       63,801.60    6.4000       0.010          0.010
  240   VA       24333          829,918      832,000          5,612.53       67,350.36    6.4900       0.010          0.010
  241   TX       78666          798,854      800,000          5,349.31       64,191.72    7.0500       0.010          0.010
  243   FL       32826          779,490      780,000          5,111.02       61,332.24    6.8500       0.010          0.010
  244   ID       83702          759,529      760,000          5,071.62       60,859.44    7.0300       0.010          0.010
  245   CA       92121          748,934      750,000          5,030.13       60,361.56    7.0800       0.010          0.010

                                                       NET                        MONTHLY
           TRUSTEE AND     SUB SERVICIN    ADMIN.   MORTGAGE                      PAYMENT             MATURITY/  AMORT
LOAN #  PAYING AGENT FEE     FEE RATE      FEE %     RATE %   ACCRUAL TYPE  TERM    DATE   REM. TERM   ARD DATE  TERM   REM. AMORT
----------------------------------------------------------------------------------------------------------------------------------

   4         0.00089                      0.02089    6.22311  Actual/360     120     8        120     11/8/2017   360      360
   5         0.00089                      0.02089    6.22311  Actual/360     120     8        120     11/8/2017   360      360
   6         0.00089                      0.02089    6.31711  Actual/360     120     8        117      8/8/2017   384      384
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   9         0.00089                      0.02089    6.22311  Actual/360     120     8        120     11/8/2017   360      360
  10         0.00089                      0.02089    5.90311  Actual/360     120     8        116      7/8/2017    0        0
  11         0.00089                      0.02089    5.65911  Actual/360     120     8        113      4/8/2017   360      360
  13         0.00089                      0.02089    6.52911  Actual/360     60      8        58       9/8/2012   360      358
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
  15         0.00089                      0.02089    5.88911  Actual/360     120     8        109     12/8/2016   360      360
  19         0.00089                      0.02089    5.75911  Actual/360     120     8        120     11/8/2017   360      360
  20         0.00089                      0.02089    5.75911  Actual/360     120     8        118      9/8/2017   360      360
  22         0.00089                      0.02089    6.11311  Actual/360     120     8        117      8/8/2017    0        0
  24         0.00089                      0.02089    6.22911  Actual/360     120     8        117      8/8/2017   360      360
  25         0.00089                      0.02089    6.62911  Actual/360     120     8        119     10/8/2017   360      360
  28         0.00089                      0.02089    5.74611  Actual/360     120     8        111      2/8/2017   360      360
  30         0.00089                      0.02089    6.23387  Actual/360     120     8        117      8/8/2017   360      360
  31         0.00089                      0.02089    6.49911  Actual/360     120     8        117      8/8/2017    0        0
 31.01
 31.02
  33         0.00089                      0.02089    5.55911  Actual/360     120     8        118      9/8/2017   360      358
  37         0.00089                      0.02089    6.04911  Actual/360     120     8        117      8/8/2017   360      360
  39         0.00089                      0.02089    5.57911  Actual/360     120     8        118      9/8/2017   384      384
  41         0.00089                      0.02089    6.23211  Actual/360     120     8        117      8/8/2017   360      360
  44         0.00089                      0.02089    5.63911  Actual/360     120     8        117      8/8/2017   420      420
  46         0.00089                      0.02089    6.22911  Actual/360     120     8        118      9/8/2017   360      360
 46.01
 46.02
 46.03
 46.04
  47         0.00089                      0.02089    6.21911  Actual/360     60      8        57       8/8/2012    0        0
  48         0.00089                      0.02089    6.21911  Actual/360     120     8        117      8/8/2017   420      417
  51         0.00089                      0.02089    6.87911  Actual/360     120     8        118      9/8/2017   360      360
  54         0.00089                      0.02089    6.14911  Actual/360     120     8        117      8/8/2017   360      357
  55         0.00089                      0.02089    6.41911  Actual/360     60      8        57       8/8/2012    0        0
  60         0.00089                      0.02089    6.11911  Actual/360     120     8        119     10/8/2017   360      360
  62         0.00089                      0.02089    6.86911  Actual/360     360     8        356      7/8/2037   324      324
  66         0.00089                      0.02089    5.69911  Actual/360     84      8        82       9/8/2014    0        0
  69         0.00089                      0.02089    6.21111  Actual/360     120     8        117      8/8/2017   360      360
  70         0.00089                      0.02089    6.07911  Actual/360     120     8        116      7/8/2017    0        0
             0.00089                      0.02089    6.29053  Actual/360     120     8        118      9/8/2017   360      360
  72         0.00089                      0.02089    6.28711  Actual/360     120     8        118      9/8/2017   360      360
  73         0.00089                      0.02089    6.29411  Actual/360     120     8        118      9/8/2017   360      360
  74         0.00089                      0.02089    6.40311  Actual/360     60      8        58       9/8/2012   360      360
  77         0.00089                      0.02089    6.42911  Actual/360     120     8        118      9/8/2017   420      418
  79         0.00089                      0.02089    6.62911  Actual/360     120     8        117      8/8/2017   360      360
  83         0.00089                      0.02089    5.70911  Actual/360     120     8        117      8/8/2017   420      420
  85         0.00089                      0.02089    6.16911  Actual/360     120     8        118      9/8/2017   360      360
  86         0.00089                      0.02089    6.18911  Actual/360     120     8        116      7/8/2017   360      360
  89         0.00089                      0.02089    6.07911  Actual/360     120     8        119     10/8/2017   360      360
 89.01
 89.02
 89.03
 89.04
  91         0.00089                      0.02089    6.26911  Actual/360     120     8        119     10/8/2017   360      360
  93         0.00089                      0.02089    6.53911  Actual/360     120     8        119     10/8/2017   360      359
  94         0.00089                      0.02089    6.33911  Actual/360     120     8        117      8/8/2017   360      360
  97         0.00089                      0.02089    5.65911  Actual/360     120     8        118      9/8/2017    0        0
  99         0.00089                      0.02089    6.33911  Actual/360     120     8        118      9/8/2017   360      360
  100        0.00089                      0.02089    6.34911  Actual/360     120     8        118      9/8/2017   360      360
  101        0.00089                      0.02089    6.57911  Actual/360     120     8        120     11/8/2017   360      360
  104        0.00089                      0.02089    6.25911  Actual/360     120     8        117      8/8/2017   360      360
  105        0.00089                      0.02089    6.30211  Actual/360     120     8        119     10/8/2017   360      360
  106        0.00089                      0.02089    6.14911  Actual/360     120     8        117      8/8/2017   360      357
  108        0.00089                      0.02089    5.64911  Actual/360     120     8        115      6/8/2017   420      415
  110        0.00089                      0.02089    6.22911  Actual/360     120     8        117      8/8/2017   360      360
  112        0.00089         0.0500       0.06089    6.16911  Actual/360     120     8        118      9/8/2017   420      418
  113        0.00089                      0.02089    6.29911  Actual/360     120     8        116      7/8/2017   312      312
  114        0.00089                      0.02089    6.42911  Actual/360     120     8        119     10/8/2017   360      360
  116        0.00089                      0.02089    6.31911  Actual/360     120     8        119     10/8/2017   420      419
  117        0.00089                      0.02089    6.14911  Actual/360     120     8        119     10/8/2017   360      360
  118        0.00089                      0.02089    6.06911  Actual/360     120     8        118      9/8/2017   360      360
  119        0.00089                      0.02089    5.77911  Actual/360     60      8        54       5/8/2012    0        0
  120        0.00089                      0.02089    6.29911  Actual/360     120     8        118      9/8/2017   360      360
  121        0.00089                      0.02089    6.55911  Actual/360     120     8        120     11/8/2017   360      360
  122        0.00089                      0.02089    6.39911  Actual/360     60      8        57       8/8/2012   360      357
  124        0.00089                      0.02089    5.92911  Actual/360     120     8        115      6/8/2017   360      360
  125        0.00089                      0.02089    6.41911  Actual/360     120     8        118      9/8/2017   360      360
  126        0.00089                      0.02089    6.34911  Actual/360     120     8        118      9/8/2017   360      360
  127        0.00089                      0.02089    6.21911  Actual/360     84      8        82       9/8/2014    0        0
  128        0.00089                      0.02089    6.24911  Actual/360     120     8        118      9/8/2017   360      358
  131        0.00089                      0.02089    6.34911  Actual/360     120     8        118      9/8/2017   360      360
  132        0.00089                      0.02089    6.40911  Actual/360     120     8        118      9/8/2017   360      360
  134        0.00089                      0.02089    6.34111  Actual/360     120     8        117      8/8/2017   360      360
  136        0.00089                      0.02089    6.25911  Actual/360     120     8        117      8/8/2017   360      357
  137        0.00089                      0.02089    6.16911  Actual/360     120     8        117      8/8/2017   360      360
  139        0.00089                      0.02089    6.38911  Actual/360     120     8        118      9/8/2017   360      360
139.01
139.02
139.03
139.04
139.05
139.06
  140        0.00089                      0.02089    6.09911  Actual/360     120     8        117      8/8/2017   360      360
  141        0.00089                      0.02089    6.16911  Actual/360     120     8        117      8/8/2017   360      360
  142        0.00089                      0.02089    6.47911  Actual/360     120     8        120     11/8/2017   360      360
  143        0.00089                      0.02089    5.94911  Actual/360     120     8        116      7/8/2017   360      360
  145        0.00089                      0.02089    6.17911  Actual/360     120     8        117      8/8/2017   360      357
  149        0.00089                      0.02089    6.69911  Actual/360     120     8        118      9/8/2017    0        0
  151        0.00089                      0.02089    6.21911  Actual/360     120     8        117      8/8/2017   360      360
  152        0.00089                      0.02089    6.16911  Actual/360     120     8        118      9/8/2017   360      360
  153        0.00089                      0.02089    6.36911  Actual/360     360     8        355      6/8/2037   300      300
  155        0.00089                      0.02089    6.39911  Actual/360     120     8        118      9/8/2017   360      360
  156        0.00089                      0.02089    6.10911  Actual/360     120     8        119     10/8/2017    0        0
  158        0.00089                      0.02089    5.90911  Actual/360     120     8        116      7/8/2017   360      360
  159        0.00089                      0.02089    5.91911  Actual/360     120     8        116      7/8/2017   360      360
  160        0.00089                      0.02089    6.21911  Actual/360     120     8        117      8/8/2017   360      360
  161        0.00089                      0.02089    5.71911  Actual/360     120     8        114      5/8/2017   360      354
  162        0.00089                      0.02089    6.47911  Actual/360     60      8        56       7/8/2012   360      360
  163        0.00089                      0.02089    6.43911  Actual/360     120     8        119     10/8/2017   360      360
  164        0.00089                      0.02089    6.34911  Actual/360     120     8        117      8/8/2017   396      393
  166        0.00089                      0.02089    6.26911  Actual/360     120     8        118      9/8/2017   360      360
  167        0.00089                      0.02089    6.17911  Actual/360     84      8        81       8/8/2014    0        0
  170        0.00089                      0.02089    5.76911  Actual/360     120     8        115      6/8/2017   360      360
  171        0.00089                      0.02089    6.34911  Actual/360     120     8        115      6/8/2017   360      360
  172        0.00089                      0.02089    5.83911  Actual/360     120     8        113      4/8/2017   360      360
  174        0.00089                      0.02089    6.29911  Actual/360     120     8        118      9/8/2017   360      358
  175        0.00089                      0.02089    5.91911  Actual/360     120     8        117      8/8/2017   360      357
  176        0.00089                      0.02089    6.88911  Actual/360     120     8        117      8/8/2017   360      357
176.01
176.02
176.03
  177        0.00089                      0.02089    6.11911  Actual/360     120     8        109     12/8/2016   300      289
  178        0.00089                      0.02089    6.26911  Actual/360     120     8        116      7/8/2017   360      360
  179        0.00089                      0.02089    6.17911  Actual/360     120     8        118      9/8/2017   360      360
  180        0.00089                      0.02089    6.34911  Actual/360     120     8        117      8/8/2017   360      360
  181        0.00089                      0.02089    6.18911  Actual/360     120     8        117      8/8/2017   360      360
  182        0.00089                      0.02089    6.66911  Actual/360     120     8        117      8/8/2017   360      357
  184        0.00089                      0.02089    6.38911  Actual/360     60      8        59      10/8/2012   360      360
  185        0.00089                      0.02089    6.35911  Actual/360     120     8        117      8/8/2017   360      357
  186        0.00089                      0.02089    6.06911  Actual/360     120     8        118      9/8/2017   360      360
  187        0.00089                      0.02089    6.72911  Actual/360     120     8        117      8/8/2017   360      357
  189        0.00089                      0.02089    6.28911  Actual/360     120     8        118      9/8/2017   420      418
  190        0.00089         0.0500       0.06089    6.43911  Actual/360     120     8        119     10/8/2017   360      359
  191        0.00089                      0.02089    6.16911  Actual/360     120     8        118      9/8/2017   360      360
  192        0.00089                      0.02089    6.93911  Actual/360     120     8        120     11/8/2017   360      360
  193        0.00089                      0.02089    6.08911  Actual/360     120     8        115      6/8/2017   360      355
  194        0.00089                      0.02089    6.24911  Actual/360     120     8        118      9/8/2017   360      358
  195        0.00089                      0.02089    5.81911  Actual/360     120     8        114      5/8/2017   360      354
  196        0.00089                      0.02089    6.16911  Actual/360     120     8        117      8/8/2017   360      360
  197        0.00089                      0.02089    6.30911  Actual/360     120     8        117      8/8/2017   360      357
  198        0.00089                      0.02089    5.83911  Actual/360     120     8        119     10/8/2017   360      359
  199        0.00089                      0.02089    6.31911  Actual/360     120     8        117      8/8/2017   300      297
  200        0.00089                      0.02089    5.81911  Actual/360     120     8        118      9/8/2017   360      358
  201        0.00089                      0.02089    6.93911  Actual/360     120     8        118      9/8/2017   360      360
  202        0.00089                      0.02089    6.17911  Actual/360     120     8        119     10/8/2017    0        0
  203        0.00089                      0.02089    5.92911  Actual/360     120     8        116      7/8/2017   360      360
  204        0.00089                      0.02089    6.50911  Actual/360     120     8        118      9/8/2017   360      358
  205        0.00089                      0.02089    6.49911  Actual/360     120     8        118      9/8/2017   360      358
  206        0.00089                      0.02089    5.87111  Actual/360     120     8        117      8/8/2017   360      357
  207        0.00089                      0.02089    6.68911  Actual/360     120     8        118      9/8/2017   360      358
  208        0.00089                      0.02089    6.26911  Actual/360     120     8        117      8/8/2017   360      360
  209        0.00089                      0.02089    5.78411  Actual/360     120     8        118      9/8/2017   360      360
  210        0.00089                      0.02089    6.04911  Actual/360     120     8        115      6/8/2017   360      355
  211        0.00089                      0.02089    6.20911  Actual/360     120     8        119     10/8/2017   360      359
  212        0.00089                      0.02089    6.57911  Actual/360     120     8        117      8/8/2017   360      357
  213        0.00089                      0.02089    6.62911  Actual/360     120     8        119     10/8/2017   360      360
  214        0.00089         0.0500       0.07089    6.40911  Actual/360     120     8        117      8/8/2017   360      360
  216        0.00089                      0.02089    6.34911  Actual/360     120     8        116      7/8/2017   360      360
  217        0.00089                      0.02089    6.29911  Actual/360     120     8        115      6/8/2017   360      355
  219        0.00089                      0.02089    6.56911  Actual/360     120     8        120     11/8/2017   360      360
  220        0.00089                      0.02089    6.27911  Actual/360     120     8        120     11/8/2017   360      360
  221        0.00089                      0.02089    6.75911  Actual/360     120     8        119     10/8/2017   360      359
  222        0.00089                      0.02089    6.66911  Actual/360     120     8        118      9/8/2017   360      358
  223        0.00089                      0.02089    6.37911  Actual/360     120     8        119     10/8/2017   360      359
  224        0.00089                      0.02089    6.54911  Actual/360     120     8        118      9/8/2017   360      358
  225        0.00089                      0.02089    5.98911  Actual/360     120     8        115      6/8/2017   360      355
  226        0.00089                      0.02089    6.98911  Actual/360     120     8        119     10/8/2017   360      359
  227        0.00089                      0.02089    6.45911  Actual/360     120     8        118      9/8/2017   360      360
  228        0.00089                      0.02089    6.27911  Actual/360     120     8        117      8/8/2017   360      357
  229        0.00089                      0.02089    6.40911  Actual/360     120     8        117      8/8/2017   300      297
  230        0.00089                      0.02089    6.77911  Actual/360     120     8        118      9/8/2017   360      358
  231        0.00089                      0.02089    6.60911  Actual/360     120     8        118      9/8/2017   360      360
  234        0.00089                      0.02089    5.87911  Actual/360     120     8        116      7/8/2017   360      360
  235        0.00089                      0.02089    7.32911  Actual/360     120     8        118      9/8/2017   360      358
  236        0.00089                      0.02089    6.56911  Actual/360     120     8        117      8/8/2017   360      357
  237        0.00089                      0.02089    6.12911  Actual/360     120     8        115      6/8/2017   360      355
  239        0.00089                      0.02089    6.37911  Actual/360     120     8        119     10/8/2017   360      359
  240        0.00089                      0.02089    6.46911  Actual/360     120     8        118      9/8/2017   300      298
  241        0.00089                      0.02089    7.02911  Actual/360     120     8        118      9/8/2017   360      358
  243        0.00089                      0.02089    6.82911  Actual/360     120     8        119     10/8/2017   360      359
  244        0.00089                      0.02089    7.00911  Actual/360     120     8        119     10/8/2017   360      359
  245        0.00089                      0.02089    7.05911  Actual/360     120     8        118      9/8/2017   360      358

                                                                                     PARTIAL
                                   ARD    ENVIRONMENTAL    CROSS    CROSS           DEFEASANCE  LETTER OF      LOCKBOX
LOAN #  TITLE TYPE     ARD LOAN  STEP UP    INSURANCE    DEFAULTED  COLLATERALIZED   ALLOWED      CREDIT        TYPE
---------------------------------------------------------------------------------------------------------------------------

   4    Fee                                    No                                               Yes
   5    Fee                                    No                                               Yes
   6    Fee                                    No                                      Yes                 Hard
 6.01   Fee                                    No
 6.02   Fee                                    No
 6.03   Fee                                    No
 6.04   Fee                                    No
 6.05   Fee                                    No
 6.06   Fee                                    No
   9    Leasehold                              No
  10    Fee                                    No                                      Yes                 Hard
  11    Fee                                    No
  13    Fee                                    No                                      Yes                 Soft
 13.01  Fee                                    No
 13.02  Fee                                    No
 13.03  Fee                                    No
 13.04  Fee                                    No
 13.05  Fee                                    No
 13.06  Fee                                    No
 13.07  Fee                                    No
  15    Fee                                    No                                                          Hard
  19    Fee                                    No
  20    Fee                                    No
  22    Fee                                    No
  24    Fee                                    Yes
  25    Leasehold                              No                                               Yes
  28    Fee                                    No                                                          Hard
  30    Fee                                    No                                                          Hard
  31    Fee/Leasehold                          No                                                          Hard
 31.01  Fee                                    No
 31.02  Leasehold                              No
  33    Fee                                    No
  37    Fee                                    No
  39    Fee                                    No
  41    Fee                                    No                                      Yes
  44    Fee                                    No
  46    Fee                                    No                                      Yes
 46.01  Fee                                    No
 46.02  Fee                                    No
 46.03  Fee                                    No
 46.04  Fee                                    No
  47    Fee                                    No
  48    Fee                                    No
  51    Fee                                    No                                                          Hard
  54    Fee                                    No
  55    Fee                                    No                                                          Hard
  60    Fee                                    No
  62    Fee            Hybrid                  No
  66    Leasehold                              No                                                          Hard
  69    Fee                                    No                                                          Hard
  70    Fee                                    No                                      Yes
        Fee                                    No           Yes              Yes
  72    Fee                                    No           Yes              Yes
  73    Fee                                    No           Yes              Yes
  74    Fee                                    No
  77    Fee                                    No
  79    Fee                                    No
  83    Fee                                    No
  85    Fee                                    No
  86    Fee                                    No
  89    Fee                                    No                                      Yes                 Hard
 89.01  Fee                                    No
 89.02  Fee                                    No
 89.03  Fee                                    No
 89.04  Fee                                    No
  91    Fee                                    No                                               Yes
  93    Fee                                    No
  94    Fee                                    No
  97    Fee                                    No                                                          Hard
  99    Fee                                    No
  100   Fee                                    No
  101   Fee                                    No
  104   Fee                                    No
  105   Fee                                    No
  106   Fee                                    No
  108   Fee                                    No
  110   Fee                                    No
  112   Fee                                    No
  113   Leasehold                              No
  114   Fee                                    No
  116   Fee                                    No                                                          Hard
  117   Fee                                    No
  118   Fee                                    No
  119   Fee                                    No
  120   Fee                                    No                                                          Hard
  121   Fee                                    No
  122   Leasehold                              No
  124   Fee                                    No                                               Yes
  125   Fee                                    No
  126   Fee                                    No
  127   Fee                                    No
  128   Fee                                    No
  131   Fee                                    No
  132   Fee                                    No
  134   Fee                                    No
  136   Fee                                    No
  137   Fee                                    No
  139   Fee                                    No
139.01  Fee                                    No
139.02  Fee                                    No
139.03  Fee                                    No
139.04  Fee                                    No
139.05  Fee                                    No
139.06  Fee                                    No
  140   Fee                                    No
  141   Fee                                    No
  142   Fee                                    No
  143   Fee                                    No
  145   Fee                                    No
  149   Fee                                    No
  151   Fee                                    No                                                          Hard
  152   Fee                                    No
  153   Fee            Hybrid                  No
  155   Fee                                    No
  156   Fee                                    No
  158   Fee                                    No
  159   Fee                                    No
  160   Fee                                    No
  161   Fee                                    No
  162   Fee                                    No                                                          Soft
  163   Fee                                    No
  164   Fee                                    No
  166   Fee                                    No
  167   Fee                                    No
  170   Fee                                    No
  171   Fee                                    No
  172   Fee                                    No
  174   Fee                                    No
  175   Fee                                    No
  176   Fee                                    No
176.01  Fee                                    No
176.02  Fee                                    No
176.03  Fee                                    No
  177   Fee                                    No
  178   Fee                                    No
  179   Fee                                    No
  180   Fee                                    No
  181   Fee                                    No                                                          None at Closing,
                                                                                                           Springing Hard
  182   Fee                                    No
  184   Fee                                    No
  185   Fee                                    No
  186   Fee                                    No
  187   Fee                                    No
  189   Fee                                    No
  190   Fee                                    No
  191   Fee                                    No
  192   Fee                                    No                                               Yes
  193   Fee                                    No                                                          Hard
  194   Fee                                    No
  195   Fee                                    No
  196   Fee                                    No
  197   Fee                                    No
  198   Fee                                    No
  199   Fee                                    No
  200   Fee                                    No                                                          Hard
  201   Fee                                    No
  202   Fee                                    No
  203   Fee                                    No
  204   Fee                                    No
  205   Fee                                    No
  206   Fee                                    No
  207   Fee                                    No
  208   Fee                                    No
  209   Fee                                    No
  210   Fee                                    No
  211   Fee                                    No
  212   Fee                                    No
  213   Fee                                    No
  214   Fee                                    No
  216   Fee                                    No                                                          Soft
  217   Fee                                    No
  219   Fee                                    No
  220   Fee                                    No
  221   Fee                                    No                                                          Hard
  222   Fee                                    No
  223   Fee                                    No
  224   Fee                                    No
  225   Fee                                    No
  226   Fee                                    No
  227   Fee                                    No
  228   Fee                                    No
  229   Fee                                    No
  230   Fee                                    No
  231   Fee                                    No
  234   Fee                                    No
  235   Fee                                    No
  236   Fee                                    No
  237   Fee                                    No
  239   Fee                                    No
  240   Fee                                    No                                                          Hard
  241   Fee                                    No
  243   Fee                                    No
  244   Fee                                    No
  245   Fee                                    No

                    UPFRONT      UPFRONT      UPFRONT      UPFRONT      UPFRONT      UPFRONT      MONTHLY        MONTHLY
        HOLDBACK  ENGINEERING     CAPEX        TI/LC        RE TAX        INS.        OTHER        CAPEX          CAPEX
LOAN #   AMOUNT   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE CAP ($)
------------------------------------------------------------------------------------------------------------------------------

   4                                                       345,427      153,169      229,870
   5                                                        93,981       44,096    1,594,409
   6                 12,375      175,000      692,000      909,232       40,005                    10,807           175,000
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   9                                                        79,172       52,025
  10                  4,000      521,000                   371,173                 4,544,179        8,185           491,086
  11                554,878                 1,500,000       20,065       30,366                     5,901           354,082
  13                                                        70,812       85,000    6,000,000        6,563
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
  15                                                        90,000       50,000    2,440,525        2,444            87,978
  19                                                        36,250       29,940    2,275,000        6,050
  20                                                       115,000                                 20,633

  24                225,000                                135,811       19,560                     3,086            74,057
  25                                                                                 498,317
  28                                          100,000                                193,938     2,225.75            88,400
  30                               4,144      192,145      193,586        8,380                     4,144
  31                657,312                                                          550,000        2,445
 31.01
 31.02
  33                                          267,984      111,997       13,804    2,491,825          968
  37                                          250,000      147,087       12,600       63,883
  39                                          100,000      186,523       21,043                       328
  41                 16,250                                 43,235       12,284      100,000          715            25,754
  44                                          369,735      104,261        8,315      972,375
  46                                                        10,988        1,876                     1,294            46,578
 46.01
 46.02
 46.03
 46.04
  47                                                        87,920
  48                 23,750                   300,000      119,558        9,259                     2,943
  51                             150,000      250,000
  54                                                        58,386       36,605

  60                 50,000                                 53,134       12,698       25,000
  62                                                        16,292        4,614
  66                                                                                 245,426
  69                                                       116,179        5,287      412,487
  70                                            5,300       57,282      115,882        9,293        3,325           119,703
                                                                                                      782            28,158
  72                                                                                                  495            17,826
  73                                                                                                  287            10,332
  74                                                        85,081                                  1,060            38,160
  77                                                                                 220,000
  79                                                       100,427       13,139      221,000          317
  83                                                        48,160        7,703                     2,400            57,600
  85                                                        53,019        9,199                       521            18,750
  86                                                        50,219       10,442      280,000        1,069
  89                                                        29,240       23,409                       667
 89.01
 89.02
 89.03
 89.04
  91                                                        53,661       11,426                       856            51,375
  93                                                       122,418        2,188                       675
  94                105,188                                 23,000                   400,000          252

  99                                                        51,746       24,376                     1,578            56,795
  100                                                       11,481       17,538      312,500          772
  101                                                       38,940        8,448                    403.75
  104                21,875                                 88,800        1,894                       947
  105                 2,000                                  5,075        1,360       36,000          568
  106                                                       36,000       35,702
  108                                                        4,209        4,333                       708            42,500
  110                                                       68,933        5,622                     1,379
  112                                         177,635       22,538
  113                                                      111,537        7,016                     1,380            82,824
  114                                                        4,040       15,678                       540
  116                                                       18,811       15,640                       263
  117                                                       11,113          530       50,000       155.67

  119                18,750       76,000                    29,995       15,041                                      76,000
  120                                                       34,947        1,271      104,403
  121                                                       27,416        3,796                    590.30
  122                 5,625                                 57,586        4,204
  124                                         317,951                                370,000          367             4,403
  125                                                       52,157        2,600                       725
  126                25,000                                  8,042       14,118                       781
  127                            176,000
  128                                                       49,836        1,245                       372            15,000
  131                                                        4,147       14,840                       452
  132                                                       18,750        1,155                       410            14,750
  134                             15,000       55,000       86,710        3,251
  136                                                       26,600        4,502
  137                                                        9,781          371
  139                                                      119,927       10,031                     2,062
139.01
139.02
139.03
139.04
139.05
139.06
  140                                                       37,480       18,024                       174             6,000
  141                                                       10,526          388
  142                                                        5,836       77,228                       504            18,135
  143                                                        1,184        1,102                       471
  145                                                        1,927        4,511                       687            24,726
  149                                                                                                 119
  151                                                       17,073        2,496                       211
  152                                                        1,886          757       29,915          112
  153                                                       66,873
  155                                         200,000                                                 281            53,952

  158                                                       15,235        3,626       34,000
  159                                                       17,384       10,117
  160                            150,000      222,720                                 57,310          642
  161                                                        3,767        1,008
  162                44,356                                  6,242       16,600                     1,375            49,500
  163                                                        9,161        1,000                       711            17,052
  164                                                       37,532        5,222                       255            15,280
  166                                                       48,253        3,846       90,053          163
  167                                                                                195,000
  170                                                       10,764       12,455
  171                                                       15,103          858                       501
  172                                                       12,845        4,935                    522.00
  174                 6,250                                 23,556        2,615                       858
  175                                                       60,451        1,411                       537
  176                 4,000                                 62,799        4,549                       605
176.01
176.02
176.03
  177                                                        7,383        2,382
  178                                                        3,468          766
  179                                                       16,254        4,412                       350            12,607
  180                                         149,000      122,708                    62,520          609
  181                                                                                 14,973
  182                                                       13,026        5,633
  184                                                        6,726        1,060
  185                                                       23,605       15,317      225,000          216

  187                                                       28,830        1,015
  189                                                       12,619        2,010
  190                                                                     5,881      300,000       802.50            28,890
  191                                                        3,913        4,230       40,000
  192                                                        1,680        1,412       75,000       164.00
  193                                          30,000       20,980        1,250                       938
  194                                                       43,342          856                       175
  195                                                       14,123        4,072      308,400          224
  196                                                        4,716          208
  197                                                       20,942          884                       589
  198                                                       24,244        6,140

  200                                                       38,410        5,535                       215

  202                                                       13,982        6,935
  203                                                        9,270        3,470
  204                                                       25,677        2,376                        80
  205                                          25,000        8,690        1,865                       213            12,750
  206                                                       13,034        1,881                       158             3,790
  207                                          20,000       63,988          886        4,635          184
  208                             10,000       30,000        5,825        9,837                                      10,000
  209                                                       10,832        4,431                       259             9,327
  210                                                        5,671        1,277
  211                                                       41,668          899      180,000          105
  212                                                        2,836          587
  213                                                        5,101       11,458
  214                                                       32,580          781       22,200           88
  216                54,031                                  4,122        1,850                       958            34,500
  217                                                        8,796        4,117       10,000          225
  219                                                        1,275        1,728      175,000          105

  221                                                       34,853        4,973
  222                                                        3,773        1,080                       193
  223                                                        5,214          537

  226                                                        5,663        6,505                    230.00            11,040
  227                                                       14,590        5,806                       267
  228                                                                     3,598                        72
  229                                                       14,300        1,542
  230                                                        9,626        1,370

  234                                                        1,683        3,909
  235                                                        7,481          351
  236                                                        7,325          647                       109
  237                                                          343          680                       207
  239                                                        3,608        3,087
  240                                                                                                 105
  241                                                       21,580        1,824
  243                                          15,000       13,533        1,786                       115

  245                                                        9,207        2,386

          MONTHLY        MONTHLY        MONTHLY      MONTHLY      MONTHLY
           TI/LC          TI/LC          RE TAX        INS.        OTHER      GRACE     GRACE
LOAN #  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  TO LATE  TO DEFAULT
------------------------------------------------------------------------------------------------

   4                                    172,714       15,317                   0            0
   5                                     46,991        4,410                   0            0
   6       28,818           692,000     113,654        8,001                   0            0
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
   9                                     39,586        5,203                   0            0
  10                                     46,397       19,833     21428.57      0            0
  11                                      6,688       15,183                   5            0
  13                                     14,923        8,500                   0            0
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
  15       12,212           439,620      36,435        6,104                   0            0
  19                                     18,125        5,988                   0            0
  20                                     19,167                                0            0
  22                                                                           0            0
  24        8,333           200,000      15,090        2,794                   0            0
  25                                                                           0           10
  28        6,250           225,000      24,130        2,375                   0            0
  30        7,443           450,000      38,717        2,095                   0            0
  31                                                                           0            0
 31.01
 31.02
  33                        232,334      10,182        1,150                   0            0
  37                        250,000      24,514       12,600                   0            0
  39                                     23,315        1,769                   0            0
  41        2,385            85,847       7,206        1,755                   0            0
  44        7,728           500,000      17,377        8,315                   0            0
  46        3,235           194,075       1,831        1,876                   0            0
 46.01
 46.02
 46.03
 46.04
  47                                     12,560                                0            0
  48                        300,000      17,080        4,630                   0            0
  51                                                                           0            0
  54                                     19,462        4,067                   0            0
  55                                                                           0            0
  60                                     13,284        3,175                   0            0
  62                                      8,146        1,538                   0            0
  66                                                                           0            0
  69                                     11,618        1,057                   0            0
  70        5,300           190,800       8,183       11,588      9293.23      0            0
                                                                               0            0
  72                                                                           0            0
  73                                                                           0            0
  74                                     10,635                                0            0
  77                                                                           0            0
  79        2,132           127,931      12,619        1,460                   0            0
  83                                      6,880        2,568                   0            0
  85        1,736            62,505      10,604        1,150                   5            0
  86                                     12,555        1,492                   0            0
  89        3,337                         5,093        3,779                   0            0
 89.01
 89.02
 89.03
 89.04
  91        3,428           205,650       4,878        1,270                   5            0
  93                                     11,129        1,094                   0            0
  94        1,797            43,128       3,834                                0            0
  97                                                                           0            0
  99                                      5,175        3,482                   0            0
  100                                    11,481        1,754                   0            0
  101       2,322                         4,867        2,112                   0            0
  104                                     9,867          947                   0            0
  105       3,222            80,000       5,075          680                   0            0
  106                                     7,200        3,967                   0            0
  108                                     4,209        2,166                   0            0
  110                                     8,617          937                   0            0
  112                                     7,607                                0            0
  113       6,902           414,120      12,393        7,016                   0            0
  114                                     4,040        1,425                   0            0
  116       1,750                         4,353        5,212                   0            0
  117         778            45,000       5,556          265                   0            0
  118                                                                          0            0
  119                                     5,999        3,760                   0            0
  120                                     7,339          635                   0            0
  121       2,886           138,523       4,569          542                   0            0
  122                                     8,227        1,401                   0            0
  124       1,957            23,485                                            0            0
  125       2,694                         5,216        1,300                   0            0
  126                                     8,042        1,412                   0            0
  127                                                                          0            0
  128       1,238            50,000      12,459          415                   0            0
  131                                     4,147        1,484                   0            0
  132                                     3,750          578                  10            0
  134       1,467            70,000       8,671        1,625                   0            0
  136                                     3,800          900                   0            0
  137                                     4,890          371                   0            0
  139                                    10,902        2,006                   0            0
139.01
139.02
139.03
139.04
139.05
139.06
  140         869            30,000       7,496        1,502                   0            0
  141                                     5,263          388                   0            0
  142       2,520           151,175       5,836        7,021                   0            0
  143                                     1,184          551                   0            0
  145                                     1,927        1,128                   0            0
  149                                                                          0            0
  151         948            34,132       5,691          357                   0            0
  152         558            35,000       1,886          252                   0            0
  153                                     9,553                                0            0
  155                                                                          0            0
  156                                                                          0            0
  158                                     3,809          725                   0            0
  159                                     4,346        1,012                   0            0
  160       1,042            62,500       3,324          703                   0            0
  161                                     1,883          504                   0            0
  162                                     3,122        1,277                   0            0
  163                                     4,581          500                   0            0
  164       1,493            89,600       3,753          746                   0            0
  166         814                         4,825          407                   0            0
  167                                                                          0            0
  170                                     2,153        1,779                   0            0
  171                                     2,158          858                   0            0
  172                                     2,569          823                   0            0
  174                                     2,356          872                   0            0
  175                                     8,636          706                   0            0
  176       3,026           108,945       6,280        2,275                   0            0
176.01
176.02
176.03
  177                                     3,692          794                   0            0
  178                                     1,734          153                   0            0
  179       1,051            37,820       2,032          490                   0            0
  180                       100,000      20,451                                0            0
  181                                                                          5            0
  182                                     2,605          512                   0            0
  184                                     3,363          353                   0            0
  185         863            52,000       2,623        2,188                   0            0
  186                                                                          0            0
  187                                     4,119        3,044                   0            0
  189                                     1,577          287                   0            0
  190                                     1,084          840                   0            0
  191       1,167            56,000       3,913        1,410                   0            0
  192         547                           840          282                   0            0
  193       1,609                         2,098        2,204                   0            0
  194         817            28,000       3,940          428                   0            0
  195         573                         1,412          509                   0            0
  196                                     2,358          208                   0            0
  197                                     2,094          295                   0            0
  198                                     3,463          682                   0            0
  199                                                                          0            0
  200       1,489                         3,841          791                  10            0
  201                                                                          5            0
  202                                     3,495          694                   0            0
  203       1,922                         3,090          434                   0            0
  204         372                         3,987        1,188                   0            0
  205         708            42,500       2,897          622                   0            0
  206         526            12,630       2,172          235                   0            0
  207         796            40,000       7,110          443                   0            0
  208                        30,000         647        1,405                   0            0
  209         777            27,981       1,547          443                   0            0
  210                                       810          639                   0            0
  211         700            50,000       3,788          180                   0            0
  212                                       945          293                   0            0
  213                                       729          955                   0            0
  214         613                         3,620          390                   0            0
  216                                     2,061          617                   0            0
  217         918                         1,466          374                   0            0
  219         564                           637          346                   0            5
  220                                                                          0            0
  221                                     3,168          829                   0            0
  222                                     3,773          360                   0            0
  223                                     2,607          537                   0            0
  224                                                                          0            0
  225                                                                          0            0
  226                                     1,888        1,084                   0            0
  227       1,336                         1,824          528                   0            0
  228                                                    300                   0            0
  229                                     1,300          385                   0            0
  230                                     1,203          685                   0            0
  231         190                                                              0            0
  234                                       841          355                   0            0
  235                                     2,494          351                   0            0
  236                                     1,046          324                   0            0
  237         574                           343          340                   0            0
  239                                     1,804          309                   0            0
  240         341                                                              0            0
  241                                     1,962          365                   0            0
  243         575            42,000       1,128          298                   0            0
  244                                                                          0            0
  245                                     1,151          398                   0            0